                    METROPOLITAN
                    SERIES FUND, INC.

                    ------------------------------------------------------------

                                           ANNUAL REPORT


                    ------------------------------------------------------------

                    DECEMBER 1995

METROPOLITAN SERIES FUND, INC.

PRESIDENT'S LETTER

-------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to present the December 31, 1995 Annual Report of the Metropolitan Series Fund, Inc. We have prefaced the Report with an overview of the domestic U.S. and international economies during 1995. Details for each Portfolio follow, including a summary of net assets and investments. Thank you for your continued support in 1995. We are committed to helping you realize your financial goals.

 ECONOMIC REVIEW

By almost any measure, 1995 was the kind of year investors appreciate. Domestic markets soared, and indices reached historic highs. The soft landing of the economy, with slackening inflation pressures, fueled the markets' rally. Although consumers limited their spending because of job layoffs, slowing wage growth and mounting debt, capital spending nonetheless spurred economic growth.

The Federal Reserve cut short-term interest rates twice, at mid-year and again at year-end. The dollar rose against the Japanese yen, but fell against the German mark. Government spending slackened, while political wrangling produced two Federal employment shutdowns and no budget plan by year-end. Our current expectation is for continuing slow economic growth and low inflation in 1996.

 U.S. BOND MARKET

Bonds rallied throughout the year as the economy slowed and the Federal Reserve began to ease monetary rate policy once again. Prices rose in every month except July. Even the political stalemate in Washington could not dampen investor sentiment. Total returns for high-grade bonds were the highest in a decade as yields dropped by 2.0-2.5% across all maturities.

While economic fundamentals remain positive for the year ahead, securities are relatively fully-valued. The market is vulnerable to disappointment because of the Federal budget outlook and the level of the Federal Funds rate.

U.S. STOCK MARKET

Stocks climbed the ladder of higher corporate earnings and lower interest rates. The Dow Jones Industrial Average broke through both its 4000 and 5000 levels, more than a 33% total increase, only to be outdistanced by the S&P 500 Index and the broader NASDAQ Composite. Trucking, steel, transportation equipment and specialty retailers were among the minority of industries that had negative performance.

The challenge ahead is how well companies can make the transition to a slower environment with modest earnings growth. Investors should expect to see the market's favorite economic sectors change frequently.

  INTERNATIONAL
     MARKETS

International markets produced mixed results in 1995. Slowing growth allowed the central banks of most major economies to cut interest rates, fueling a major bull market for bonds with most stock markets following.

Japan--In early 1995, with Japan awakening from recession, still feeling the enormous cost of the Kobe earthquake and suffering from poor consumer confidence, the stage was set for a turbulent Japanese stock market. By July, the market had fallen nearly 28% in yen terms but by year-end, it was down just 1%. In marked contrast, Hong Kong bounced back from a dismal 1994, showing a return of 22% to stock market investors.

Europe--Most European markets showed positive results in 1995, collectively up 15.71% in various European currencies (22.20% in U.S. dollars). Low inflation prompted the Bundesbank to ease interest rates, allowing other central banks to follow suit; the subsequent rally in the bond markets encouraged stock investors.

Emerging Markets--The emerging markets had a rocky start to the year because of the crisis in Mexico. Investors began returning late in the year, confidence renewed through a combination of an improved outlook in some emerging economies and strong returns in the U.S.

Overall, international market performance was largely regional: interest rate sensitive stocks responded to falling rates in concert with the bond markets, and large companies with global exposure rose in line with U.S. stocks. The broader markets remained mixed.

Sincerely,

/s/ Jeffrey J Hodgman
Jeffrey J. Hodgman
Chairman, President and Chief Executive Officer

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND GROWTH PORTFOLIO

In a record-setting year for the stock market, the Portfolio also delivered strong performance. The Portfolio's total returns more than doubled the average annual returns achieved since the Portfolio's inception in 1983. Total net assets climbed above $1 billion during the year, setting another record.

Our strategy emphasized investment in large growth companies. We remained heavily invested in such industries as recreation, hospital supply, and computer software and services. Energy holdings were increased, although they are still underrepresented compared to the S&P 500 Index. At year-end, our heaviest sector concentrations were in technology and in consumer staple stocks.

We have begun reducing our large-company holdings from investments in 70-80 companies toward a goal of 50-60 companies to increase our position in areas we believe to be of the best value. Our investment philosophy is to evaluate risk and try to lower turnover and economic sensitivity, while continuing to seek growth of capital and income.

    INVESTMENT OBJECTIVE

To seek long-term growth of capital and income and moderate current income.

   UNDERLYING INVESTMENTS

Invests primarily in common stocks believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                     NET ASSETS  $1.1 billion

                                  COMPOSITION

                               TOP TEN HOLDINGS

                                                                     % OF TOTAL
SECURITY                                                             NET ASSETS
--------                                                             ----------
Merck & Co., Inc. ..................................................    2.85%
Boeing Co. .........................................................    2.56%
Philip Morris Cos., Inc. ...........................................    2.42%
Procter & Gamble Co. ...............................................    2.27%
Microsoft Corp. ....................................................    2.26%
International Business Machines Corp. ..............................    2.23%
Cisco Systems, Inc. ................................................    2.16%
Abbott Laboratories.................................................    2.12%
Pfizer, Inc. .......................................................    2.02%
Federal Home Loan Mortgage Corp. ...................................    1.92%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.
                              PERFORMANCE SUMMARY

Comparison of Change in Value of a $10,000 Investment in the Growth Portfolio and the S&P 500 Index from 12/31/85 to 12/31/95.

                   COMPARISON OF TEN YEAR CUMULATIVE RETURN
                   AMONG GROWTH PORTFOLIO AND S&P 500 INDEX

Measurement period      Growth          S&P 500
(Fiscal year Covered)   Portfolio       Index
---------------------   ---------       ---------
Measurement PT -
12/31/85                $10,000         $10,000

FYE 12/31/86            $11,016         $11,867
FYE 12/31/87            $11,807         $12,490
FYE 12/31/88            $13,069         $14,558
FYE 12/31/89            $17,858         $19,163
FYE 12/31/90            $16,341         $18,567
FYE 12/31/91            $21,748         $24,212
FYE 12/31/92            $24,264         $26,054
FYE 12/31/93            $27,757         $28,674
FYE 12/31/94            $26,854         $29,051
FYE 12/31/95            $35,753         $39,955

The chart illustrates the change in the dollar value of a $10,000 Investment in the Growth Portfolio and the S&P 500 Index from 12/31/85 to 12/31/95.


                         AVERAGE ANNUAL TOTAL RETURNS

        1yr.                             5yr.                                                    10yr.
       33.14%                           16.95%                                                   13.59%

The above graph does not include withdrawal or surrender charges and Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lowered. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-1

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND INCOME PORTFOLIO

The Portfolio posted a year of exceptional performance, with its total return nearly double its average annual returns dating back to 1983.

As the bond market rallied throughout the year, the Portfolio benefitted from declining interest rates, rising bond prices and falling yields. Half of the Portfolio was invested in U.S. Treasuries and nearly one-quarter more of its holdings were in corporate bonds on December 31. The average quality of the Portfolio's securities remained very high.

Although conditions remain favorable for the U.S. bond market, we have become somewhat cautious of high valuation levels. We maintain a significant 9% exposure to foreign bond markets in the belief that they may outperform the U.S. market over the next several quarters.

    INVESTMENT OBJECTIVE

To achieve the highest possible total return by combining current income with capital gains, consistent with prudent investment risk and preservation of capital.

   UNDERLYING INVESTMENTS

Invests primarily in fixed income, high-quality debt securities.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                  NET ASSETS           $349.9 million
                  AVERAGE BOND QUALITY AAA- (high grade fixed
                                       income securities only)

                             PERFORMANCE SUMMARY

                     Comparison of Change in Value of a
                     $10,000 Investment in the Income
                     Portfolio and the Lehman Brothers
                     Aggregate Index from 12/31/85 to
                     12/31/95.

                   COMPARISON OF TEN YEAR CUMULATIVE RETURN
          AMONG INCOME PORTFOLIO AND LEHMAN BROTHERS AGGREGATE INDEX

Measurement period      Income          Lehman Bros.
(Fiscal year Covered)   Portfolio       Aggregate Index
---------------------   ---------       ---------------
Measurement PT -
12/31/85                $10,000         $10,000

FYE 12/31/86            $11,963         $11,526
FYE 12/31/87            $11,740         $11,844
FYE 12/31/88            $12,829         $12,778
FYE 12/31/89            $14,541         $14,635
FYE 12/31/90            $15,999         $15,946
FYE 12/31/91            $18,768         $18,498
FYE 12/31/92            $20,065         $19,867
FYE 12/31/93            $22,345         $21,804
FYE 12/31/94            $21,642         $21,168
FYE 12/31/95            $25,873         $25,079

This chart illustrates the change in dollar value of a $10,000 Investment in the Income Portfolio and the Lehman Brothers Aggregate Index from 12/31/85 to 12/31/95.


                         AVERAGE ANNUAL TOTAL RETURNS

                      1yr.                      5yr.                                      10yr.
                     19.55%                    10.09%                                     9.97%

                     The above graph does not include
                     withdrawal or surrender charges and
                     Separate Account expenses (general
                     administrative expenses and
                     mortality and expense risk charges
                     or cost of insurance charges). If
                     performance information included
                     the effect of these additional
                     charges, performance would have
                     been lowered. Past performance is
                     no guarantee of future results.
                     Principal value and investment
                     return will vary and you may have a
                     gain or loss when you withdraw your
                     money.

                                     MDA-2

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND MONEY MARKET PORTFOLIO

Money market rates remained relatively stable during 1995, if one were to compare them to the previous year when rates rose 2.5% to 3.0%. Indeed, rates stayed within a half percentage point range, starting the year slightly over 6% and ending the year somewhat under 6%.

The rates were being led by the Federal Funds rate, which slowly leveled off and pointed downward after the previous year's vicious climb. The Federal Reserve was trying to constrain the economy, and to some analysts the Federal Reserve still is constraining money growth by maintaining relatively high real rates of interest.

In sharp contrast to the thirty day average maturity of the Portfolio in 1994, the average in 1995 was extended to approximately sixty days in the second and third quarter and within ninety days in the fourth quarter. With an almost universal belief that the Federal Reserve would continue to drop short-term rates, market participants have had to accept lower rates to lock in maturities for longer periods of time.

    INVESTMENT OBJECTIVE

To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.

   UNDERLYING INVESTMENTS

Invests primarily in short-term money market instruments.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                     NET ASSETS  $40.5 million

                             PERFORMANCE SUMMARY

Comparison of Change in Value of a $10,000 Investment in the Money Market Portfolio and the IBC's Money Fund Report Averages(TM)/All Taxable 30 Day from 12/31/85 to 12/31/95.

                         AVERAGE ANNUAL TOTAL RETURNS

                     1yr.           5yr.          10yr.
                     5.59%          4.43%         6.00%


Measurement period      Money Market    *IBC's Money
(Fiscal year Covered)   Portfolio       Fund Report
---------------------   ---------       ------------
Measurement PT -
12/31/85                $10,000         $10,000

FYE 12/31/86            $10,672         $10,626
FYE 12/31/87            $11,336         $11,276
FYE 12/31/88            $12,192         $12,078
FYE 12/31/89            $13,323         $13,149
FYE 12/31/90            $14,420         $14,178
FYE 12/31/91            $15,299         $14,987
FYE 12/31/92            $15,870         $15,491
FYE 12/31/93            $16,330         $15,909
FYE 12/31/94            $16,959         $16,474
FYE 12/31/95            $17,907         $17,377

The chart illustrates the change of a dollar value of a $10,000 Investment in the Money Market Portfolio and the IBC's Money Fund Report Averages(TM)/All Taxable 30 Day from 12/31/85 to 12/31/95.

The above graph does not include withdrawal or surrender charges and Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lowered. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money. The Money Market Portfolio is not insured or guaranteed by the U.S. government.


-------
*Source: IBC's Money Fund Report

                                     MDA-3

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND DIVERSIFIED PORTFOLIO

As both stock and bond markets set records, the Portfolio also performed very well. Total returns for the year ended December 31 were more than twice the average annual returns recorded since the Portfolio's inception in 1986. In another milestone, total net assets surpassed $1 billion during the year.

The Portfolio's equity portion emphasized technology and consumer staple stocks, frequently of large companies. The fixed income portion emphasized Treasury and corporate bonds of very high credit quality. We also added modestly to our stock positions in the finance and energy sectors.

After maintaining a slightly heavier bond allocation for most of 1995, we began moving back toward our normal ratio of 60% stocks and 40% bonds in the fourth quarter. Returns from stocks appear to offer more opportunity going forward. Volatility in bonds has increased relative to stock price volatility.

    INVESTMENT OBJECTIVE

To achieve a high total return while attempting to limit investment risk and preserve capital.

   UNDERLYING INVESTMENTS

Invests in equity securities, fixed income debt securities, or short-term money market instruments, or any combination thereof at the discretion of State Street Research & Management Company.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                  NET ASSETS           $1.1 billion
                  AVERAGE BOND QUALITY AAA- (high grade fixed
                                       income securities only)

                                  COMPOSITION

                            TOP TEN EQUITY HOLDINGS

                                                                     % OF TOTAL
SECURITY                                                             NET ASSETS
--------                                                             ----------
Merck & Co., Inc. ..................................................    1.66%
Philip Morris Cos., Inc. ...........................................    1.48%
Procter & Gamble Co. ...............................................    1.42%
Microsoft Corp. ....................................................    1.32%
International Business Machines Corp. ..............................    1.28%
Federal Home Loan Mortgage Corp. ...................................    1.28%
Cisco Systems, Inc. ................................................    1.25%
Abbott Laboratories.................................................    1.24%
Boeing Co. .........................................................    1.18%
Pfizer, Inc. .......................................................    1.17%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                              PERFORMANCE SUMMARY

Comparison of Change in Value of a $10,000 Investment in the Diversified Portfolio and the S&P 500 Index and Lehman Brothers Aggregate Index from 7/25/86 to 12/31/95.

                         AVERAGE ANNUAL TOTAL RETURNS

        1yr.                           5yr.                      Inception
       27.03%                         13.67%                       11.11%

Measurement period      Diversified
(Fiscal year Covered)   Portfolio       S&P 500 Index  Lehman Bros.
---------------------   ---------       -------------  ------------
Measurement PT -
 7/25/86                $10,000         $10,000        $10,000

FYE  7/25/86            $10,340         $10,402        $10,477
FYE  7/25/87            $10,716         $10,949        $10,766
FYE  7/25/88            $11,706         $12,762        $11,615
FYE  7/25/89            $14,253         $16,799        $13,030
FYE  7/25/90            $14,253         $16,276        $14,494
FYE  7/25/91            $17,794         $21,244        $16,814
FYE  7/25/92            $19,481         $22,839        $18,059
FYE  7/25/93            $21,966         $25,136        $19,819
FYE  7/25/94            $21,293         $25,466        $19,241
FYE  7/25/95            $27,048         $35,035        $22,769

The chart illustrates the change of a dollar value of a $10,000 Investment in the Diversified Portfolio and the S&P 500 Index and Lehman Brothers Aggregate Index from 7/25/86 to 12/31/95.

The above graph does not include withdrawal or surrender charges and Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lowered. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-4

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND AGGRESSIVE GROWTH PORTFOLIO

The Portfolio advanced in a volatile, record-setting market over the year, and continued its string of strong, average annual returns.

At year-end, the market had turned risk-averse, favoring large-cap, blue chip stocks. We reduced our exposure to technology overall and added selectively to holdings in finance and consumer cyclicals. Our diversification at year-end more closely mirrored the asset allocation of the S&P 500 Index.

The Portfolio remains focused on top-quality company management, strong earnings growth and attractive valuations. These are important factors in trying to control the risks of investing in high growth stocks. We are attuned to opportunities and special situations and continue to select stocks individually, analyzing their fundamentals from the bottom up.

    INVESTMENT OBJECTIVE

To achieve maximum capital appreciation.

   UNDERLYING INVESTMENTS

Invests primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                     NET ASSETS  $958.9 million

                                  COMPOSITION

                               TOP TEN HOLDINGS

                                                                     % OF TOTAL
SECURITY                                                             NET ASSETS
--------                                                             ----------
Sunglass Hut International, Inc. ...................................    3.23%
HFS, Inc. ..........................................................    2.99%
General Electric Co. ...............................................    2.85%
Gucci Group NV......................................................    2.36%
Philip Morris Cos., Inc. ...........................................    2.33%
Allstate Corp. .....................................................    2.14%
Northwest Airlines Corp. CLA........................................    2.12%
Halliburton Co. ....................................................    2.06%
Tommy Hilfiger Corp. ...............................................    2.02%
Travelers, Inc. ....................................................    2.01%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.
                              PERFORMANCE SUMMARY

Comparison of Change in Value of a $10,000 Investment in the Aggressive Growth Portfolio and the S&P 500 Index from 4/29/88 to 12/31/95.

                         AVERAGE ANNUAL TOTAL RETURNS

        1yr.                           5yr.                    Inception
       29.50%                         23.41%                    17.87%


                        Aggressive
Measurement period       Growth
(Fiscal year Covered)   Portfolio       S&P 500 Index
---------------------   ---------       -------------
Measurement PT -
 4/29/88                $10,000         $10,000

FYE 4/29/88             $10,521         $10,910
FYE 4/29/89             $13,776         $14,360
FYE 4/29/90             $12,351         $13,914
FYE 4/29/91             $20,553         $18,144
FYE 4/29/92             $22,688         $19,524
FYE 4/29/93             $27,822         $21,488
FYE 4/29/94             $27,298         $21,770
FYE 4/29/95             $35,350         $29,941

The chart illustrates the change of a dollar value of a $10,000 Investment in the Aggressive Growth Portfolio and the S&P 500 Index from 4/29/88 to 12/31/95.



The above graph does not include withdrawal or surrender charges and Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lowered. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-5

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND STOCK INDEX PORTFOLIO

In 1995, the S&P 500 Index had its best one-year return since 1958. Throughout the year, stocks were helped by good profit growth and by global optimism regarding low inflation and reduced government deficits. In addition, merger and acquisition activity, corporate share repurchases and inflows into equity mutual funds all boosted stock prices. The Stock Index Portfolio reflected good performance by the stocks of the large multi-national corporations, which are a significant component of the S&P 500 Index.

The Stock Index Portfolio continued to follow its strategy of investing virtually all its assets in stocks of companies in the S&P 500 Index. The Portfolio uses a computerized stock selection procedure to allocate its holdings among industries and specific stocks in order to achieve returns close to those of the S&P 500 Index.

    INVESTMENT OBJECTIVE

To equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends).

   UNDERLYING INVESTMENTS

Invests in the common stocks of companies that are included in the S&P 500
Index.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                     NET ASSETS  $635.8 million

                                  COMPOSITION

                               TOP TEN HOLDINGS

                                                                     % OF TOTAL
SECURITY                                                             NET ASSETS
--------                                                             ----------
General Electric Co. ...............................................    2.58%
AT & T Corp. .......................................................    2.27%
Exxon Corp. ........................................................    2.15%
Coca-Cola Co. ......................................................    1.98%
Merck & Co., Inc. ..................................................    1.77%
Royal Dutch Petroleum Co. ..........................................    1.64%
Philip Morris Cos., Inc. ...........................................    1.60%
Procter & Gamble Co. ...............................................    1.22%
Johnson & Johnson...................................................    1.20%
Wal-Mart Stores, Inc. ..............................................    1.11%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                              PERFORMANCE SUMMARY

Comparison of Change in Value of a $10,000 Investment in the Stock Index Portfolio and the S&P 500 Index from 5/1/90 to 12/31/95.

                         AVERAGE ANNUAL TOTAL RETURNS

        1yr.                           5yr.                     Inception
       36.87%                         16.16%                      14.52%



Measurement period      Stock Index
(Fiscal year Covered)   Portfolio       S&P 500 Index
---------------------   -----------     -------------
Measurement PT -
5/1/90                  $10,000         $10,000

FYE 5/1/90              $10,195         $10,245
FYE 5/1/91              $13,229         $13,359
FYE 5/1/92              $14,213         $14,376
FYE 5/1/93              $15,569         $15,821
FYE 5/1/94              $15,753         $16,029
FYE 5/1/95              $21,561         $22,046

The chart illustrates the change of a dollar value of a $10,000 Investment in the Stock Index Portfolio and the S&P 500 Index from 5/1/90 to 12/31/95.


The above graph does not include withdrawal or surrender charges and Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lowered. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-6

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS

-------------------------------------------------------------------------------
METROPOLITAN SERIES FUND INTERNATIONAL STOCK PORTFOLIO

1995's mixed performance in the international markets was reflected in the International Stock Portfolio. The first quarter saw the most negative market action. The Portfolio had moved away from emerging markets before their sharp fall in January, but its exposure to Japan at the time of the Kobe earthquake had a severe impact on it. Rounding out the difficult first quarter was extreme volatility in currency markets, lending further uncertainty to already rocky markets.

By the second quarter, the strength in international bond markets and the U.S. stock market began filtering through to large global companies trading on the European exchanges. Much of the Portfolio's subsequent underperformance may be attributed to its higher exposure to medium- and smaller-size companies, which tend to move with their underlying domestic economies rather than the U.S. economy.

Looking forward, the Portfolio is well-positioned to take advantage of a resurgent Japanese economy, as well as the worsening supply imbalance in a number of raw materials. In addition, very few sectors within the international markets participated in last year's rise, which potentially may lead to a more favorable market.

         INVESTMENT
    OBJECTIVE/UNDERLYING
         INVESTMENTS

To achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

                        PORTFOLIO COMPOSITION & TOTAL
                        RETURN AS OF DECEMBER 31, 1995

                     NET ASSETS  $297.5 million

                                  COMPOSITION

                               TOP TEN HOLDINGS
          BASED ON THE LOCATION OF THE COMPANY'S PRINCIPAL OPERATION

                                                                     % OF TOTAL
SECURITY                                                             NET ASSETS
--------                                                             ----------
Emtech (Bermuda) Units (Ukraine)....................................    1.45%
Avocet Ventures, Inc. (Canada)......................................    1.10%
Sumitomo Realty & Development Co. Ltd. (Japan)......................    1.09%
Tokio Marine & Fire Insurance Co. Ltd. (Japan)......................    1.01%
Electrophoretics (United Kingdom)...................................    0.97%
Waverly Mining Finance PLC (United Kingdom).........................    0.93%
Nelson Gold Ltd. (Tajikistan).......................................    0.86%
British Biotech (United Kingdom)....................................    0.86%
Nippon Shinpan Co. Ltd. (Japan).....................................    0.84%
Mitsukoshi (Japan)..................................................    0.81%

             ASSET ALLOCATION BY COUNTRY AND GEOGRAPHY ON 12/31/95
                     BASED ON MARKET VALUE OF INVESTMENTS

                                  [PIE CHART]

United Kingdom                 (19.0%)
Japan                          (23.4%)
Other African/Latin America     (2.6%)
Other Asia/Pacific Basin       (17.9%)
Other Europe                   (11.6%)
Canada                          (5.1%)
Australia                       (5.2%)
France                          (7.0%)
Germany                         (8.2%)

The pie chart illustrates the asset allocation, which is based on the market value of the investments, by country & geography as of 12/31/95.


Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or countries listed.

                              PERFORMANCE SUMMARY

Comparison of Change in Value of a $10,000 Investment in the International Stock Portfolio and the Morgan Stanley EAFE Index from 5/1/91 to 12/31/95.

                         AVERAGE ANNUAL TOTAL RETURNS

        1yr.                                      Inception
        .84%                                        7.21%

                                    [CHART]

Measurement period      International   Morgan Stanley
(Fiscal year Covered)   Stock Portfolio     EAFE
---------------------   --------------- --------------
Measurement PT -
5/1/91                  $10,000         $10,000

FYE 5/1/91              $ 9,845         $10,335
FYE 5/1/92              $ 8,840         $ 9,077
FYE 5/1/93              $13,062         $12,033
FYE 5/1/94              $13,725         $12,969
FYE 5/1/95              $13,841         $14,422

The chart illustrates the change of a dollar value of a $10,000 Investment in the International Stock Portfolio and the Morgan Stanley EAFE Index from 5/1/91 to 12/31/95.


The Average Annual Total Returns were not materially affected by Metropolitan Life Insurance Company's subsidy of certain expenses for part of 1993, and did not produce return figures different from those displayed. The above graph does not include withdrawal or surrender charges and Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lowered. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-7

                                 ANNUAL REPORT

                                       OF

                                  METROPOLITAN
                               SERIES FUND, INC.

                               December 31, 1995

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Metropolitan Series Fund, Inc.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index, and International Stock Portfolios of Metropolitan Series Fund, Inc. (the "Fund") as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994 and the financial highlights for the applicable periods ended December 31, 1995, 1994, 1993, 1992 and 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers: where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index, and International Stock Portfolios of the Metropolitan Series Fund, Inc. at December 31, 1995 and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Denver, Colorado
February 23, 1996

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
GROWTH PORTFOLIO
DECEMBER 31, 1995

                                                           VALUE
   SHARES                     ISSUE                      (NOTE 1A)
---------------------------------------------------------------------
 COMMON STOCK: 98.3%
---------------------------------------------------------------------
 AEROSPACE: 4.3%
    358,000 Boeing Co.                                 $   28,058,250
    398,200 Raytheon Co.                                   18,814,950
                                                       --------------
                                                           46,873,200
---------------------------------------------------------------------
 AUTOMOTIVE: 0.8%
    151,700 Chrysler Corp.                                  8,400,388
---------------------------------------------------------------------
 BANKING: 4.3%
    239,500 BankAmerica Corp.                              15,507,625
    308,600 Citicorp                                       20,753,350
    255,300 Fleet Financial Group, Inc.                    10,403,475
                                                       --------------
                                                           46,664,450
---------------------------------------------------------------------
 BUILDING: 0.6%
    149,200 *Owens-Corning Fiberglas Corp.                  6,695,350
---------------------------------------------------------------------
 BUSINESS SERVICES: 1.6%
    258,800 First Data Corp.                               17,307,250
---------------------------------------------------------------------
 CHEMICAL: 5.7%
    410,800 *Ciba Geigy AG                                 18,126,550
    150,900 Du Pont (E.I.) de Nemours & Co.                10,544,138
    154,600 Monsanto Co.                                   18,938,500
    229,000 Rohm & Haas Co.                                14,741,875
                                                       --------------
                                                           62,351,063
---------------------------------------------------------------------
 COMPUTER SOFTWARE & SERVICE: 5.9%
    316,600 *Cisco Systems, Inc.                           23,646,063
    224,200 General Motors Corp. Cl. E                     11,658,400
    281,900 *Microsoft Corp.                               24,754,344
     66,700 *Parametric Technology Corp.                    4,427,213
                                                       --------------
                                                           64,486,020
---------------------------------------------------------------------
 DRUG: 6.3%
    278,920 Lilly (Eli) & Co.                              15,689,250
    474,500 Merck & Co., Inc.                              31,198,375
    350,600 Pfizer, Inc.                                   22,087,800
                                                       --------------
                                                           68,975,425
---------------------------------------------------------------------
 ELECTRICAL EQUIPMENT: 1.6%
    250,200 General Electric Co.                           18,014,400
---------------------------------------------------------------------
 ELECTRONICS: 5.5%
    274,000 AMP, Inc.                                      10,514,750
    726,170 *Ericsson (L.M.) Telephone Co. ADR Cl. B       14,160,315
    238,600 General Motors Corp. Cl. H                     11,721,225

                                                   VALUE
   SHARES                 ISSUE                  (NOTE 1A)
-------------------------------------------------------------
    158,800 *Intel Corp.                       $    9,021,825
    279,100 Perkin-Elmer Corp.                     10,536,025
    261,700 *VLSI Techniology, Inc.                 4,726,956
                                               --------------
                                                   60,681,096
-------------------------------------------------------------
 FINANCIAL SERVICES: 4.6%
    251,700 Federal Home Loan Mortgage Corp.       21,016,950
    143,100 Federal National Mortgage Assoc.       17,762,288
    179,700 Travelers Group, Inc.                  11,298,638
                                               --------------
                                                   50,077,876
-------------------------------------------------------------
 FOOD & BEVERAGE: 5.1%
    250,200 Anheuser-Busch Co., Inc.               16,732,125
    212,900 Campbell Soup Co.                      12,774,000
    201,600 Coca-Cola Co.                          14,968,800
    215,200 PepsiCo, Inc.                          12,024,300
                                               --------------
                                                   56,499,225
-------------------------------------------------------------
 HOSPITAL MANAGEMENT: 2.1%
    105,500 *Columbia/HCA Healthcare Corp.          5,354,125
    276,000 United Healthcare Corp.                18,078,000
                                               --------------
                                                   23,432,125
-------------------------------------------------------------
 HOSPITAL SUPPLY: 4.2%
    555,800 Abbott Laboratories                    23,204,650
    145,200 Johnson & Johnson                      12,432,750
    190,000 Medtronic, Inc.                        10,616,250
                                               --------------
                                                   46,253,650
-------------------------------------------------------------
 HOTEL & RESTAURANT: 2.1%
    197,200 *Circus Circus Enterprises, Inc.        5,496,950
    443,900 *Harrah's Entertainment, Inc.          10,764,575
    194,000 *Mirage Resorts, Inc.                   6,693,000
                                               --------------
                                                   22,954,525
-------------------------------------------------------------
 INSURANCE: 2.9%
    290,000 ACE Ltd.                               11,527,500
    252,000 *American Re Corp.                     10,300,500
    422,900 The Equitable Cos., Inc.               10,149,600
                                               --------------
                                                   31,977,600
-------------------------------------------------------------
 MACHINERY: 4.4%
    142,100 Caterpillar, Inc.                       8,348,375
    207,700 Fluor Corp.                            13,708,200
    274,600 Millipore Corp.                        11,292,925
    541,100 Pall Corp.                             14,542,062
                                               --------------
                                                   47,891,562
-------------------------------------------------------------
 METALS & MINING: 0.7%
    133,700 Nucor Corp.                             7,637,612
-------------------------------------------------------------

                                     MSF-1

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
GROWTH PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                        VALUE
   SHARES                   ISSUE                     (NOTE 1A)
------------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
------------------------------------------------------------------
 OFFICE EQUIPMENT: 6.2%
    200,100 *Digital Equipment Corp.                $   12,831,413
    122,400 Hewlett-Packard Co.                         10,251,000
    265,600 International Business Machines Corp.       24,368,800
    151,000 Xerox Corp.                                 20,687,000
                                                    --------------
                                                        68,138,213
------------------------------------------------------------------
 OIL: 6.4%
    242,200 Exxon Corp.                                 19,406,275
    300,300 Louisiana Land & Exploration Co.            12,875,362
    429,700 *Oryx Energy Co.                             5,747,237
    133,200 Royal Dutch Petroleum Co.                   18,797,850
    236,025 TOTAL Cl. B ADS                              8,024,850
    193,900 *Union Pacific Resources Group, Inc.         4,920,213
                                                    --------------
                                                        69,771,787
------------------------------------------------------------------
 OIL SERVICE: 1.7%
    262,000 Schlumberger Ltd.                           18,143,500
------------------------------------------------------------------
 PAPER: 0.8%
    200,700 Champion International Corp.                 8,429,400
------------------------------------------------------------------
 PERSONAL CARE: 2.3%
    299,000 Procter & Gamble Co.                        24,817,000
------------------------------------------------------------------
 RETAIL TRADE: 7.5%
    391,100 *Federated Department Stores, Inc.          10,755,250
    436,266 Home Depot, Inc.                            20,886,235
    207,300 *Intimate Brands, Inc.                       3,109,500
    512,500 *Office Depot, Inc.                         10,121,875
    159,800 Tandy Corp.                                  6,631,700
    438,200 *Toys R Us, Inc.                             9,530,850
    769,400 Wal-Mart Stores, Inc.                       17,215,325
    325,800 *Woolworth Corp.                             4,235,400
                                                    --------------
                                                        82,486,135
------------------------------------------------------------------
 TOBACCO: 2.4%
    293,100 Philip Morris Cos., Inc.                    26,525,550
------------------------------------------------------------------

                                                                      VALUE
   SHARES                          ISSUE                            (NOTE 1A)
--------------------------------------------------------------------------------
 TOYS & MUSICAL INSTRUMENTS: 0.9%
    322,406 Mattel, Inc.                                          $    9,913,984
--------------------------------------------------------------------------------
 UTILITIES-TELEPHONE: 2.9%
    590,700 *AirTouch Communications, Inc.                            16,687,275
    233,300 AT & T Corp.                                              15,106,175
                                                                  --------------
                                                                      31,793,450
--------------------------------------------------------------------------------
 VIDEO: 4.5%
     49,500 Capital Cities/ABC, Inc.                                   6,107,062
    154,500 Comcast Corp. Cl. A                                        2,723,062
    341,550 Comcast Corp. Cl. A Spl.                                   6,211,941
    242,300 Disney (Walt) Co.                                         14,295,700
    139,755 Gaylord Entertainment Co. Cl. A                            3,878,201
    175,350 *Infinity Broadcasting Corp. Cl. A                         6,531,787
    253,800 Time Warner, Inc.                                          9,612,675
                                                                  --------------
                                                                      49,360,428
                                                                  --------------
            TOTAL COMMON STOCK
            (Cost: $848,008,969)...............................    1,076,552,264
                                                                  --------------

------------------------------------------------------------------------------
    FACE                                     INTEREST MATURITY     VALUE
   AMOUNT                ISSUE                 RATE     DATE     (NOTE 1A)
------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 1.8%
------------------------------------------------------------------------------
 $3,799,000 Ford Motor Credit Co.             5.600%  1/05/96       3,799,000
  9,246,000 Ford Motor Credit Co.             5.800%  1/02/96       9,246,000
  6,730,000 General Electric Capital Corp.    5.720%  1/03/96       6,730,000
                                                               --------------
            TOTAL SHORT TERM OBLIGATIONS
            (Cost: $19,775,000)..............................      19,775,000
                                                               --------------
------------------------------------------------------------------------------
            TOTAL INVESTMENTS: 100.1%
            (Cost: $867,783,969).............................   1,096,327,264
            OTHER ASSETS LESS LIABILITIES: -0.1%.............      (1,576,667)
                                                               --------------
            TOTAL NET ASSETS: 100.0%.........................  $1,094,750,597
                                                               ==============
------------------------------------------------------------------------------

                        * Non-income producing security.
                       See Notes to Financial Statements.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INCOME PORTFOLIO
DECEMBER 31, 1995

      FACE                                    INTEREST  MATURITY      VALUE
     AMOUNT                ISSUE                RATE      DATE      (NOTE 1A)
-------------------------------------------------------------------------------
 CORPORATE BONDS: 23.7%
-------------------------------------------------------------------------------
 BANKING: 3.7%
 $    3,700,000 Banc One Credit Card Master
                Trust 94-CA                     7.800%    12/15/00 $  3,916,191
      1,900,000 First Chicago Credit Card       8.400%  6/15/96-98    1,921,964
      1,000,000 NationsBank Master Trust
                1995-1                          6.450%     4/15/03    1,030,000
      2,600,000 Standard Credit Card Master
                Trust 91-4                      8.250%     11/7/03    2,890,056
      3,200,000 Standard Credit Card Master
                Trust 1991-3A                   8.875%      9/7/99    3,444,000
                                                                   ------------
                                                                     13,202,211
-------------------------------------------------------------------------------
 FINANCIAL SERVICES: 8.0%
      2,575,000 Allmerica Financial
                Corp. Sr.                       7.625%    10/15/25    2,705,527
      2,800,000 Associates Corp. North
                America                         6.375%    10/15/02    2,852,808
      1,200,000 Beneficial Corp.                9.125%     2/15/98    1,283,856
      1,225,000 Commercial Credit
                Group, Inc.                     6.750%     5/15/00    1,268,353
      3,800,000 Fleet Mortgage Group, Inc.      7.060%     7/26/02    3,962,184
      3,800,000 Ford Credit Auto Loan
                Master Trust 95-1               6.500%     8/15/02    3,908,034
      2,700,000 General Electric Capital
                Corp. MT                        7.625%     7/24/96    2,731,104
      1,600,000 General Motors Acceptance
                Corp. Deb.                      7.850%    11/17/97    1,663,824
      1,800,000 General Motors
                Acceptance Corp.                7.050%      2/2/98    1,850,850
      1,700,000 Household Finance Co. Note      6.750%      6/1/00    1,757,749
      1,500,000 PennCorp Financial Group
                Sr. Sub.                        9.250% 12/15/98-03    1,522,500
      2,000,000 Sears Credit Account Master
                Trust II 1994-1                 8.100%  6/15/00-04    2,168,740
        266,597 Tandy
                Master Trust 1991-A             8.250%  4/15/95-99      266,931
                                                                   ------------
                                                                     27,942,460
-------------------------------------------------------------------------------
 INDUSTRIAL: 8.5%
      1,000,000 Anacomp, Inc.                  15.000%     11/1/00      700,000
      1,000,000 Chevron Corp. Profit
                Sharing Amort.                  8.110%  12/1/01-04    1,107,790
      2,600,000 Columbia/HCA Healthcare
                Corp. MT                        6.870%     9/15/03    2,693,938

      FACE                                    INTEREST  MATURITY      VALUE
     AMOUNT                ISSUE                RATE      DATE      (NOTE 1A)
-------------------------------------------------------------------------------
 $    1,250,000 Continental Cablevision,
                Inc. Sr. Deb.                   9.000%      9/1/08 $  1,312,500
      1,000,000 Continental Cablevision,
                Inc. Sr. Debs.                  9.500%   8/1/05-13    1,075,000
      1,250,000 Crown Packaging, Inc. Sr.
                Series B                       10.750%  11/1/98-00    1,187,500
      2,300,000 #Electronic Data Systems
                Corp. 144A                      6.850%     5/15/00    2,386,112
      1,575,000 Haynes International, Inc.
                Sr. Sec.                       11.250%     6/15/98    1,523,025
      1,000,000 HealthSouth Sr. Sub.            9.500%   4/1/98-01    1,067,500
        750,000 Heritage Media Corp.
                Sr. Sub.                       11.000%  10/1/97-02      789,375
      1,800,000 ITT Corp.                       6.250%    11/15/00    1,818,572
      2,000,000 Koppers Industries Sr.          8.500%   2/1/99-04    1,940,000
      1,500,000 Lear Seating Corp. Sr. Sub.     8.250%   2/1/98-02    1,470,000
      1,000,000 Lear Seating Corp. Sub.        11.250%  7/15/97-00    1,052,500
      1,925,000 Loews Corp. Sr.                 7.000% 10/15/03-23    1,852,813
      1,400,000 Oryx Energy Co.                 8.125%    10/15/05    1,424,500
      1,000,000 Paging Network Sr. Sub.         8.875%   2/1/99-06    1,025,000
      1,750,000 Ralphs Grocery Co. Sr.         10.450%  6/15/99-04    1,776,250
        500,000 Sifto Canada, Inc.              8.500%     7/15/00      480,000
        750,000 Southern Pacific Rail
                Corp. Sr.                       9.375%  8/15/98-05      813,750
        500,000 UCC Investors Holdings Sr.     10.500%      5/1/02      515,000
      1,700,000 Viacom, Inc. Sr.                6.750%     1/15/03    1,704,250
                                                                   ------------
                                                                     29,715,375
-------------------------------------------------------------------------------
 MORTGAGE BACKED: 3.5%
      2,639,443 Countrywide Series 1993-E
                A-1 PAC                         6.500%  1/25/96-24    2,641,092
      2,900,000 #DeBartolo Cap Partnership
                A-2 144A                        7.480%      5/1/04    3,052,250
      2,164,942 Prudential Home Loan
                Mortgage Series 93-29 A-6
                PAC                             6.750%  8/25/99-08    2,185,898
      2,650,000 Prudential Home Loan
                Mortgage Series 93-54 A-21
                PAC                             5.500%  1/25/98-24    2,585,393
      1,704,829 Residential Fund Corp.
                93-S25 A-1 PAC                  6.500%  8/25/98-08    1,718,672
                                                                   ------------
                                                                     12,183,305
                                                                   ------------
                TOTAL CORPORATE BONDS
                (Cost: $82,383,183)..............................    83,043,351
                                                                   ------------
-------------------------------------------------------------------------------

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INCOME PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

      FACE                                   INTEREST  MATURITY     VALUE
     AMOUNT                  ISSUE             RATE      DATE     (NOTE 1A)
-----------------------------------------------------------------------------
 FOREIGN OBLIGATIONS: 9.1%
-----------------------------------------------------------------------------
 $    8,250,000 AUD Australian Government      9.000%    9/15/04 $  6,461,049
      2,200,000 CAD Canadian Government        7.500%   12/01/03    1,661,576
        600,000 CAD Canadian Government        9.750%    12/1/01      503,583
     32,000,000 DKK Danish Government          8.000%    3/15/06    6,077,262
     15,000,000 DKK Danish Government          8.000%    5/15/03    2,871,950
     20,900,000 FRN French Government          8.500%   11/25/02    4,778,789
      6,300,000 GER German Treuhandanstalt     6.625%    7/09/03    4,597,748
  1,500,000,000 ITL Italian Government         8.500%     4/1/99      904,368
    185,000,000 SPA Spanish Government        10.900%    8/30/03    1,621,991
      1,400,000 UK  UK Treasury Stock          8.000%    6/10/03    2,272,770
                                                                 ------------
                    TOTAL FOREIGN OBLIGATIONS
                    (Cost: $30,472,428)........................    31,751,086
                                                                 ------------
-----------------------------------------------------------------------------
 FEDERAL AGENCY OBLIGATIONS: 5.5%
-----------------------------------------------------------------------------
        921,048     Federal Home Loan
                    Mortgage Corp.             9.000%    12/1/09      974,662
         86,197     Federal Home Loan
                    Mortgage Corp.             6.500%     2/1/09       86,655
      4,413,753     Federal Home Loan
                    Mortgage Corp.             6.500%     5/1/09    4,437,190
      2,600,000     Federal Home Loan
                    Mortgage Corp.             7.240% 5/15/98-02    2,686,944
      2,410,958     Federal National
                    Mortgage Assoc.            7.000%     2/1/24    2,430,535
      1,368,147     Federal National
                    Mortgage Assoc.            8.250%     7/1/08    1,430,630
      1,229,476     Federal National
                    Mortgage Assoc.            8.500%     2/1/09    1,317,592
        865,885     Federal National
                    Mortgage Assoc.            7.750%     3/1/08      902,954
        624,593     Federal National
                    Mortgage Assoc.            7.750%     9/1/06      650,526
        511,145     Federal National
                    Mortgage Assoc.            8.500%     9/1/09      538,619
        373,903     Federal National
                    Mortgage Assoc.            9.000%     5/1/09      397,504
        188,379     Federal National
                    Mortgage Assoc.            9.000%     4/1/16      200,269
        162,766     Federal National
                    Mortgage Assoc.            8.000%     6/1/08      170,191
         82,483     Federal National
                    Mortgage Assoc.            7.750%     4/1/08       86,014
      1,275,000     Government National
                    Mortgage Assoc. ARM        6.000%    1/15/99    1,300,000
      1,300,000     Government National
                    Mortgage Assoc. ARM        5.500%    1/15/99    1,287,352

     FACE                                    INTEREST  MATURITY      VALUE
    AMOUNT                ISSUE                RATE      DATE      (NOTE 1A)
------------------------------------------------------------------------------
 $    374,021 Government National Mortgage
              Assoc. ARM                       7.500%     5/15/07 $    390,373
                                                                  ------------
              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost: $18,527,609)...............................    19,288,010
                                                                  ------------
------------------------------------------------------------------------------
 FEDERAL TREASURY OBLIGATIONS: 49.7%
------------------------------------------------------------------------------
   21,425,000 U.S. Treasury Bond               8.125%     8/15/21   27,115,908
   15,225,000 U.S. Treasury Bond               6.250%     8/15/23   15,665,155
    9,700,000 U.S. Treasury Bond              12.000%     8/15/13   14,945,566
   26,100,000 U.S. Treasury Note               5.750%     8/15/03   26,413,983
   26,025,000 U.S. Treasury Note               8.500%     5/15/97   27,139,130
   21,600,000 U.S. Treasury Note               7.125%     9/30/99   22,902,696
   10,350,000 U.S. Treasury Note               6.750%     5/31/99   10,810,885
    8,825,000 U.S. Treasury Note               7.500%    11/15/01    9,719,943
    6,575,000 U.S. Treasury Note               6.250%     2/15/03    6,859,566
    5,950,000 U.S. Treasury Note               7.250%     5/15/04    6,604,500
    5,250,000 U.S. Treasury Note               6.875%     3/31/00    5,546,153
                                                                  ------------
              TOTAL FEDERAL TREASURY OBLIGATIONS (Cost:
              $164,289,181).....................................   173,723,485
                                                                  ------------
------------------------------------------------------------------------------
 GOVERNMENT SPONSORED: 1.7%
------------------------------------------------------------------------------
    1,500,000 Big Rivers Electric
              Cooperative Trust               10.700%  9/15/97-17    1,690,275
      825,000 Cajun Electric Power
              Cooperative Trust                9.520%  3/15/98-19      916,080
    2,900,000 Deseret Generation
              Cooperative Trust               10.110% 12/15/97-17    3,248,116
                                                                  ------------
              TOTAL GOVERNMENT SPONSORED OBLIGATIONS
              (Cost: $5,838,538)................................     5,854,471
                                                                  ------------
------------------------------------------------------------------------------
 YANKEE BONDS: 5.3%
------------------------------------------------------------------------------
    2,250,000 Basque Country                   8.000%     9/21/04    2,529,765
    1,600,000 Carter Holt Harvey Deb.          9.500%     12/1/24    2,057,200
    1,700,000 Hydro Quebec Deb. Ser. HS        9.400%      2/1/21    2,157,691
    1,200,000 Laidlaw, Inc. Deb.               8.750%     4/15/25    1,430,964
    1,500,000 Province of Manitoba Deb.
              Ser. CD                          9.250%      4/1/20    1,556,205
    1,500,000 Province of Manitoba Global
              Notes                            6.750%      3/1/03    1,968,795
    3,900,000 Province of Quebec Global
              Notes                            7.500%     7/15/23    4,088,448
    2,550,000 Talisman Energy Deb.             7.125%      6/1/07    2,675,868
                                                                  ------------
              TOTAL YANKEE BONDS
              (Cost: $16,265,492)...............................    18,464,936
                                                                  ------------
------------------------------------------------------------------------------

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INCOME PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

      FACE                                       INTEREST MATURITY    VALUE
     AMOUNT                  ISSUE                 RATE     DATE    (NOTE 1A)
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 3.9%
-------------------------------------------------------------------------------
 $    2,760,000 Ford Motor Credit Co.             5.900%   1/2/96  $  2,760,000
      3,160,000 Ford Motor Credit Co.             5.800%   1/8/96     3,160,000
      6,450,000 General Electric Capital Corp.    5.720%   1/3/96     6,450,000
      1,415,000 General Electric Capital Corp.    5.550%   1/5/96     1,415,000
                                                                   ------------
                TOTAL SHORT TERM OBLIGATIONS
                (Cost: $13,785,000)..............................    13,785,000
                                                                   ------------
-------------------------------------------------------------------------------
                TOTAL INVESTMENTS: 98.9%
                (Cost: $331,561,431).............................   345,910,339
                OTHER ASSETS LESS LIABILITIES: 1.1%..............     4,002,689
                                                                   ------------
                TOTAL NET ASSETS: 100.0%.........................  $349,913,028
                                                                   ============
-------------------------------------------------------------------------------

                       #Restricted securities see Note 2.
          Additional Information on restricted securities as follows:

                                ACQUISITION   ACQUISITION  VALUATION AS OF
             ISSUE                  DATE         COST     DECEMBER 31, 1995
             -----              -----------   ----------- -----------------
 DeBartolo Cap Partnership
  A-2 144A.....................   11/16/95    $3,053,859     $3,052,250
 Electronic Data Systems 144A..    5/19/95     2,298,183      2,386,112

The aggregate value of restricted securities at December 31, 1995 was $5,438,362 or 1.55% of the Income Portfolio's net assets.

                       See Notes to Financial Statements.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
DECEMBER 31, 1995

                                                INTEREST MATURITY    VALUE
   AMOUNT                 ISSUE                   RATE     DATE    (NOTE 1A)
-----------------------------------------------------------------------------
 BANK NOTE: 4.9%
-----------------------------------------------------------------------------
 $2,000,000 Bank of America                      5.770%  2/15/96  $ 1,999,841
                                                                  -----------
            TOTAL BANK NOTE
            (Cost: $1,999,841)..................................    1,999,841
                                                                  -----------
-----------------------------------------------------------------------------
 BANKERS' ACCEPTANCE: 4.8%
-----------------------------------------------------------------------------
  2,000,000 Mellon Bank                          5.590%  4/19/96    1,966,149
                                                                  -----------
            TOTAL BANKERS' ACCEPTANCE
            (Cost: $1,966,149)..................................    1,966,149
                                                                  -----------
-----------------------------------------------------------------------------
 COMMERCIAL PAPER: 43.9%
-----------------------------------------------------------------------------
  2,000,000 American Express Credit Corp.        5.560%  4/24/96    1,964,787
  2,000,000 AT &T Corp.                          5.630%  2/12/96    1,986,863
  2,000,000 CIT Group Holdings                   5.540%   3/6/96    1,979,994
  1,900,000 Coca-Cola Co.                        5.500%  3/11/96    1,879,681
  2,000,000 Ford Motor Credit Co.                5.620%   2/9/96    1,987,823
  2,000,000 General Electric Capital Corp.       5.700%   2/2/96    1,989,867
  2,000,000 General Electric Capital Services
            Corp.                                5.540%  3/11/96    1,978,456
  2,000,000 SmithKline Beecham Corp.             5.380%   1/8/96    1,997,908
  2,000,000 Xerox Corp.                          5.650%  1/18/96    1,994,664
                                                                  -----------
            TOTAL COMMERCIAL PAPER
            (Cost: $17,760,043).................................   17,760,043
                                                                  -----------
-----------------------------------------------------------------------------
 CORPORATE NOTE: 5.0%
-----------------------------------------------------------------------------
  2,000,000 Associates Corp. of North America    8.800%   3/1/96    2,006,689
                                                                  -----------
            TOTAL CORPORATE NOTE
            (Cost: $2,006,689)..................................    2,006,689
                                                                  -----------
-----------------------------------------------------------------------------

                                                  INTEREST MATURITY    VALUE
   AMOUNT                  ISSUE                    RATE     DATE    (NOTE 1A)
-------------------------------------------------------------------------------
 FEDERAL AGENCY OBLIGATIONS: 23.8%
-------------------------------------------------------------------------------
 $4,000,000 Federal Home Loan Bank                 5.580%   2/16/96 $ 3,971,480
  2,000,000 Federal Home Loan Bank                 5.415%  11/20/96   1,998,849
  1,800,000 Federal National Mortgage Assoc.       5.540%    2/9/96   1,789,197
  1,900,000 Federal National Mortgage Assoc.       5.140%   6/20/96   1,853,611
                                                                    -----------
            TOTAL FEDERAL AGENCY OBLIGATIONS
            (Cost: $9,613,137)....................................    9,613,137
                                                                    -----------
-------------------------------------------------------------------------------
 FEDERAL TREASURY OBLIGATIONS: 17.0%
-------------------------------------------------------------------------------
  6,975,000 U.S. Treasury Bills, 4.10% to 5.35%
            with maturities to 9/19/96                                6,874,040
                                                                    -----------
            TOTAL FEDERAL TREASURY OBLIGATIONS
            (Cost: $6,874,040)....................................    6,874,040
                                                                    -----------
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS: 99.4%
            (Cost: $40,219,899)...................................   40,219,899
            OTHER ASSETS LESS LIABILITIES: 0.6%...................      236,376
                                                                    -----------
            TOTAL NET ASSETS: 100.0%..............................  $40,456,275
                                                                    ===========
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
DIVERSIFIED PORTFOLIO
DECEMBER 31, 1995

                                                          VALUE
     SHARES                    ISSUE                    (NOTE 1A)
--------------------------------------------------------------------
 COMMON STOCK: 57.4%
--------------------------------------------------------------------
 AEROSPACE: 2.2%
        168,000 Boeing Co.                            $   13,167,000
        238,600 Raytheon Co.                              11,273,850
                                                      --------------
                                                          24,440,850
--------------------------------------------------------------------
 AUTOMOTIVE: 0.3%
         65,100 Chrysler Corp.                             3,604,913
--------------------------------------------------------------------
 BANKING: 2.4%
        142,400 BankAmerica Corp.                          9,220,400
        174,100 Citicorp                                  11,708,225
        151,600 Fleet Financial Group, Inc.                6,177,700
                                                      --------------
                                                          27,106,325
--------------------------------------------------------------------
 BUILDING: 0.4%
         86,300 *Owens-Corning Fiberglas Corp.             3,872,713
--------------------------------------------------------------------
 BUSINESS SERVICES: 0.9%
        152,600 First Data Corp.                          10,205,126
--------------------------------------------------------------------
 CHEMICAL: 3.3%
        231,400 *CIBA Geigy A G                           10,181,600
         85,200 Du Pont (E.I.) de Nemours & Co.            5,953,350
         92,500 Monsanto Co.                              11,331,250
        148,500 Rohm & Haas Co.                            9,559,688
                                                      --------------
                                                          37,025,888
--------------------------------------------------------------------
 COMPUTER SOFTWARE & SERVICE: 3.4%
        187,000 *Cisco Systems, Inc.                      13,966,563
        139,200 General Motors Corp. Cl. E                 6,838,200
        167,400 *Microsoft Corp.                          14,699,813
         37,600 *Parametric Technology Corp.               2,495,700
                                                      --------------
                                                          38,000,276
--------------------------------------------------------------------
 DRUG: 3.8%
        198,546 Lilly (Eli) & Co.                         11,168,213
        280,900 Merck & Co., Inc.                         18,469,175
        207,400 Pfizer, Inc.                              13,066,200
                                                      --------------
                                                          42,703,588
--------------------------------------------------------------------
 ELECTRICAL EQUIPMENT: 1.0%
        146,000 General Electric Co.                      10,512,000
--------------------------------------------------------------------
 ELECTRONICS: 3.3%
        164,400 AMP, Inc.                                  6,308,850
        444,020 *Ericsson (L.M.) Tel. Co. ADR Cl. B        8,658,390
        137,900 General Motors Corp. Cl. H                 7,170,800
         98,600 *Intel Corp.                               5,601,713

                                                       VALUE
     SHARES                   ISSUE                  (NOTE 1A)
-----------------------------------------------------------------
        180,200 Perkin-Elmer Corp.                 $    6,802,550
        147,700 *VLSI Technology Inc.                   2,667,831
                                                   --------------
                                                       37,210,134
-----------------------------------------------------------------
 FINANCIAL SERVICES: 3.0%
        171,400 Federal Home Loan Mortgage Corp.       14,311,900
         96,600 Federal National Mortgage Assoc.       11,990,475
        106,700 Travelers Group, Inc.                   6,708,763
                                                   --------------
                                                       33,011,138
-----------------------------------------------------------------
 FOOD & BEVERAGE: 3.0%
        147,000 Anheuser-Busch Co., Inc.                9,830,625
        124,900 Campbell Soup Co.                       7,494,000
        117,800 Coca-Cola Co.                           8,746,650
        127,000 PepsiCo, Inc.                           7,096,125
                                                   --------------
                                                       33,167,400
-----------------------------------------------------------------
 HOSPITAL MANAGEMENT: 1.4%
        142,100 *Columbia/HCA Healthcare Corp.          7,211,575
        135,000 United Healthcare Corp.                 8,842,500
                                                   --------------
                                                       16,054,075
-----------------------------------------------------------------
 HOSPITAL SUPPLY: 2.3%
        330,100 Abbott Laboratories                    13,781,675
         89,200 Johnson & Johnson                       7,637,750
         74,400 Medtronic, Inc.                         4,157,100
                                                   --------------
                                                       25,576,525
-----------------------------------------------------------------
 HOTEL & RESTAURANT: 1.2%
        117,700 *Circus Circus Enterprises, Inc.        3,280,888
        256,100 *Harrah's Entertainment, Inc.           6,210,425
        110,950 *Mirage Resorts, Inc.                   3,827,775
                                                   --------------
                                                       13,319,088
-----------------------------------------------------------------
 INSURANCE: 1.7%
        165,100 ACE Ltd.                                6,562,725
        156,300 *American Re Corp.                      6,388,763
        238,800 The Equitable Companies, Inc.           5,731,200
                                                   --------------
                                                       18,682,688
-----------------------------------------------------------------
 MACHINERY: 2.6%
         82,800 Caterpillar, Inc.                       4,864,500
        125,700 Fluor Corp.                             8,296,200
        163,400 Millipore Corp.                         6,719,825
        336,400 Pall Corp.                              9,040,750
                                                   --------------
                                                       28,921,275
-----------------------------------------------------------------

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
DIVERSIFIED PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                            VALUE
     SHARES                     ISSUE                     (NOTE 1A)
----------------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
----------------------------------------------------------------------
 METALS & MINING: 0.4%
         81,500 Nucor Corp.                             $    4,655,687
----------------------------------------------------------------------
 OFFICE EQUIPMENT: 3.6%
        123,100 *Digital Equipment Corp.                     7,893,788
         72,800 Hewlett-Packard Co.                          6,097,000
        156,100 International Business Machines Corp.       14,322,175
         84,100 Xerox Corp.                                 11,521,700
                                                        --------------
                                                            39,834,663
----------------------------------------------------------------------
 OIL: 3.8%
        152,600 Exxon Corp.                                 12,227,075
        169,500 Louisiana Land & Exploration Co.             7,267,312
        250,600 *Oryx Energy Co.                             3,351,775
         80,700 Royal Dutch Petroleum Co.                   11,388,787
          3,000 Tosco Corp.                                    114,375
        159,579 TOTAL Cl. B ADS                              5,425,686
        109,400 *Union Pacific Resources Group, Inc.         2,776,025
                                                        --------------
                                                            42,551,035
----------------------------------------------------------------------
 OIL SERVICES: 0.9%
        151,700 Schlumberger Ltd.                           10,505,225
----------------------------------------------------------------------
 PAPER: 0.4%
        116,900 Champion International Corp.                 4,909,800
            500 *Crown Packaging Holdings (Wts.)                 5,000
                                                        --------------
                                                             4,914,800
----------------------------------------------------------------------
 PERSONAL CARE: 1.4%
        190,800 Procter & Gamble Co.                        15,836,400
----------------------------------------------------------------------
 RETAIL TRADE: 4.4%
        231,200 *Federated Department Stores, Inc.           6,358,000
            582 *Food 4 Less Holdings, Inc. (Wts.)              54,824
        254,400 Home Depot, Inc.                            12,179,400
        119,100 *Intimate Brands, Inc.                       1,786,500
        304,400 *Office Depot, Inc.                          6,011,900
         93,400 Tandy Corp.                                  3,876,100
        255,400 *Toys R Us, Inc.                             5,554,950
        470,200 Wal-Mart Stores                             10,520,725
        183,800 Woolworth Corp.                              2,389,400
                                                        --------------
                                                            48,731,799
----------------------------------------------------------------------
 TOBACCO: 1.5%
        182,400 Philip Morris Cos., Inc.                    16,507,200
----------------------------------------------------------------------
 TOYS & MUSICAL INSTRUMENTS: 0.5%
        194,062 Mattel, Inc.                                 5,967,406
----------------------------------------------------------------------

                                                                      VALUE
     SHARES                           ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
 UTILITIES-TELEPHONE: 1.7%
        332,900 *AirTouch Communications, Inc.                    $    9,404,425
        139,200 AT&T Corp.                                             9,013,200
                                                                  --------------
                                                                      18,417,625
--------------------------------------------------------------------------------
 VIDEO: 2.6%
         29,100 Capital Cities/ABC, Inc.                               3,590,212
         94,800 Comcast Corp. Cl. A                                    1,670,850
        200,350 Comcast Corp. Cl. A Spl.                               3,643,866
        146,300 Disney (Walt) Co.                                      8,631,700
         70,350 Gaylord Entertainment Co. Cl. A                        1,952,212
         89,500 *Infinity Broadcasting Corp. Cl. A                     3,333,875
        150,200 Time Warner, Inc.                                      5,688,825
                                                                  --------------
                                                                      28,511,540
                TOTAL COMMON STOCK
                (Cost: $516,395,523)............................     639,847,382
                                                                  --------------
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 0.0%
--------------------------------------------------------------------------------
 OIL SERVICES: 0.0%
          6,000 Noble Drilling Corp. Cv. Pfd.                            154,500
                                                                  --------------
                TOTAL CONVERTIBLE PREFERRED STOCK
                (Cost: $129,750)................................         154,500
                                                                  --------------
--------------------------------------------------------------------------------
 PREFERRED STOCK: 0.0%
--------------------------------------------------------------------------------
 RETAIL TRADE: 0.0%
          7,209 +Supermarkets General Ex. Pfd. PIK $3.52                 209,061
                                                                  --------------
                TOTAL PREFERRED STOCK
                (Cost: $196,445)................................         209,061
                                                                  --------------

------------------------------------------------------------------------------
      FACE                                    INTEREST MATURITY     VALUE
     AMOUNT                ISSUE                RATE     DATE     (NOTE 1A)
------------------------------------------------------------------------------
 CORPORATE BONDS: 10.0%
------------------------------------------------------------------------------
 BANKING: 1.8%
 $    5,400,000 Banc One Credit Card Master
                Trust 94-CA                    7.800%  12/15/00 $    5,715,522
      2,000,000 First Chicago Credit Card
                Trust 91-D                     8.400%   6/15/98      2,023,120
      2,800,000 NationsBank Master Trust
                1995-1                         6.450%   4/15/03      2,884,000
      5,500,000 Standard Credit Card Master
                Trust 91-3                     8.875%    9/7/99      5,919,375
      3,500,000 Standard Credit Card Master
                Trust 94-4                     8.250%   11/7/03      3,890,460
                                                                --------------
                                                                    20,432,477
------------------------------------------------------------------------------

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
DIVERSIFIED PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

      FACE                                    INTEREST  MATURITY       VALUE
     AMOUNT               ISSUE                 RATE      DATE       (NOTE 1A)
---------------------------------------------------------------------------------
 CORPORATE BONDS: (CONTINUED)
---------------------------------------------------------------------------------
 FINANCIAL SERVICES: 3.5%
 $    3,600,000 Allmerica Financial
                Corp. Sr.                       7.625%    10/15/25 $    3,782,484
      4,100,000 Associates Corp of
                North America                   6.375%    10/15/02      4,177,326
      1,200,000 Beneficial Corp.                9.125%     2/15/98      1,283,856
      1,650,000 Commercial Credit Group,
                Inc.                            6.750%     5/15/05      1,708,393
      1,000,000 Community Program Loan
                Trust A-4                       4.500%     10/1/18        885,000
      4,400,000 Fleet Mortgage
                Group, Inc.                     7.060%     7/26/02      4,587,792
      5,350,000 Ford Credit Auto Loan
                Master Tr 95-1                  6.500%     8/15/02      5,502,100
      4,000,000 General Electric
                Capital Corp.                   7.625%     7/24/96      4,046,080
      2,625,000 General Motors Acceptance
                Corp.                           7.850%    11/17/97      2,729,711
      2,500,000 General Motors Acceptance
                Corp.                           7.050%      2/2/98      2,570,625
      2,400,000 Household Finance Co.           6.750%      6/1/00      2,481,528
      1,500,000 PennCorp Financial Group
                Sr. Sub.                        9.250% 12/15/98-03      1,522,500
      2,600,000 Sears Credit Account
                Master Tr II 95-2               8.100%     6/15/04      2,819,362
        187,451 Tandy Master Trust 1991-A       8.250%     4/15/99        187,686
                                                                   --------------
                                                                       38,284,443
---------------------------------------------------------------------------------
 INDUSTRIAL-MISCELLANEOUS: 3.5%
      2,000,000 Anacomp, Inc.                  15.000%     11/1/96      1,400,000
        200,000 Anacomp International NV        9.000%     1/15/96         16,500
        100,000 Bayou Steel Corp 1st Mtg.      10.250%      3/1/01         88,500
         91,000 Carbide/Graphite
                Group Sr.                      11.500%      9/1/03         98,280
      1,500,000 Chevron Corp. Profit
                Sharing Amort.                  8.110%  12/1/01-04 $    1,661,685
      3,700,000 Columbia/HCA Healthcare
                Corp.                           6.870%     9/15/03      3,833,681
      1,250,000 Continental Cablevision Co.
                Sr. Deb.                        9.000%      9/1/08      1,312,500
        900,000 Continental Cablevision Co.
                Sr. Debs                        9.500%   8/1/05-13        967,500

      FACE                                    INTEREST  MATURITY       VALUE
     AMOUNT               ISSUE                 RATE      DATE       (NOTE 1A)
---------------------------------------------------------------------------------
 $    2,000,000 Crown Packaging, Inc. Sr.
                Series B                       10.750%  11/1/98-00      1,900,000
        500,000 Crown Packaging, Inc. Sr.
                Sub.                            1.000%  11/1/98-03        221,250
        100,000 Dual Drilling Co. Sr.
                Sub.                            9.875%     1/15/04         95,250
      3,300,000 #Electronic Data Systems
                Corp. 144A                      6.850%     5/15/00      3,423,552
      1,875,000 Haynes International,
                Inc. Sr. Sec.                  11.250%     6/15/98      1,813,125
      2,000,000 HealthSouth Sr. Sub.            9.500%   4/1/98-01      2,135,000
        750,000 Heritage Media Sr. Sub.        11.000%  10/1/97-02        789,375
      2,600,000 ITT Corp.                       6.250%    11/15/00      2,626,826
      2,000,000 Koppers Industries Sr.          8.500%   2/1/99-04      1,940,000
      1,000,000 Lear Seating Corp. Sr.         11.250%  7/15/97-00      1,052,500
                Sub.
      1,550,000 Lear Seating Corp. Sub.         8.250%   2/1/98-02      1,519,000
      2,700,000 Loews Corp. Sr.                 7.000% 10/15/03-23      2,598,750
      2,000,000 Oryx Energy Co.                 8.125%    10/15/05      2,035,000
      1,000,000 Paging Network Sr. Sub.         8.875%   2/1/99-06      1,025,000
      2,325,000 Ralphs Grocery Co. Sr.         10.450%     6/15/00      2,359,875
        750,000 Southern Pacific Rail
                Corp. Sr.                       9.375%  8/15/98-05        813,750
        500,000 Southwest Forest
                Industries, Inc. Sub.           8.500%     7/15/00        480,000
        500,000 UCC Investors
                Holdings Sr.                   10.500%      5/1/02        515,000
      2,300,000 Viacom, Inc. Sr.                6.750%     1/15/03      2,305,750
                                                                   --------------
                                                                       39,027,649
---------------------------------------------------------------------------------
 MORTGAGE BACKED: 1.2%
      2,621,240 Countrywide Series
                1993-E A-1 PAC                  6.500%     1/25/24 $    2,622,878
      3,900,000 #DeBartolo Cap
                Partnership A-2 144A            7.480%      5/1/04      4,104,750
      1,269,102 Prudential Home Mtg. Series
                93-29 A-6 PAC                   6.750%  8/25/98-08      1,281,387
      3,700,000 Prudential Home Mtg. Series
                93-54 A-21 PAC                  5.500%  1/25/98-24      3,609,794
      1,260,091 Residential Funding Corp
                93-54 A-21 PAC                  6.500%  7/15/98-08      1,270,323
                                                                   --------------
                                                                       12,889,132
                TOTAL CORPORATE BONDS
                (Cost: $109,535,929)...........................       110,633,701
                                                                   --------------
---------------------------------------------------------------------------------

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
DIVERSIFIED PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

      FACE                                   INTEREST  MATURITY      VALUE
     AMOUNT                ISSUE               RATE      DATE      (NOTE 1A)
-------------------------------------------------------------------------------
 FEDERAL AGENCY OBLIGATIONS: 2.2%
-------------------------------------------------------------------------------
 $    3,700,000 Federal Home Loan Mortgage
                Corp.                          7.240% 5/15/98-02      3,823,728
      1,779,896 Federal Home Loan Mortgage
                Corp.                          6.500%    12/1/07      1,789,347
      2,068,730 Federal Home Loan Mortgage
                Corp.                          6.500%     2/1/09      2,079,715
      2,648,252 Federal Home Loan Mortgage
                Corp.                          6.500%     5/1/09      2,662,314
        913,551 Federal National Mortgage
                Assoc.                         7.250%     9/1/07        945,580
      4,249,662 Federal National Mortgage
                Assoc.                         7.000%    12/1/07      4,356,159
         62,793 Federal National Mortgage
                Assoc.                         9.000%     4/1/16         66,756
      1,936,424 Federal National Mortgage
                Assoc.                         8.500%     2/1/09      2,075,208
      1,611,384 Federal National Mortgage
                Assoc.                         8.000%     6/1/08      1,684,896
        725,484 Federal National Mortgage
                Assoc.                         9.000%     5/1/09        771,276
      1,875,000 Government National
                Mortgage Assoc. ARM            5.500%    1/15/99      1,875,000
      1,750,000 Government National
                Mortgage Assoc. ARM            6.000%    1/15/99      1,766,953
        385,201 Government National
                Mortgage Assoc.                8.000%    9/15/07        406,117
                                                                 --------------
                TOTAL FEDERAL AGENCY OBLIGATIONS (Cost:
                $23,489,946)...................................      24,303,049
                                                                 --------------
-------------------------------------------------------------------------------
 FEDERAL TREASURY OBLIGATIONS: 20.4%
-------------------------------------------------------------------------------
     26,450,000 U.S. Treasury Bond             8.125%    8/15/21 $   33,475,649
     21,600,000 U.S. Treasury Bond             6.250%    8/15/23     22,224,456
     13,775,000 U.S. Treasury Bond            12.000%    8/15/13     21,224,244
     37,200,000 U.S. Treasury Note             7.125%    9/30/99     39,443,532
     31,725,000 U.S. Treasury Note             8.500%    5/15/97     33,083,147
     21,900,000 U.S. Treasury Note             5.750%    8/15/03     22,163,457
     21,025,000 U.S. Treasury Note             6.250%    2/15/03     21,934,962
     15,850,000 U.S. Treasury Note             6.875%    3/31/00     16,744,098
      7,100,000 U.S. Treasury Note             7.500%   11/15/01      7,820,011
      4,650,000 U.S. Treasury Note             6.750%    5/31/99      4,857,064
      4,150,000 U.S. Treasury Note             7.250%    5/15/04      4,606,500
                                                                 --------------
                TOTAL FEDERAL TREASURY OBLIGATIONS (Cost:
                $215,491,135)..................................     227,577,120
                                                                 --------------
-------------------------------------------------------------------------------

      FACE                                        INTEREST MATURITY   VALUE
     AMOUNT                    ISSUE                RATE     DATE   (NOTE 1A)
------------------------------------------------------------------------------
 FOREIGN OBLIGATIONS: 3.9%
------------------------------------------------------------------------------
 $   11,800,000 AUD Australian Government           9.000%  9/15/04  9,241,258
      3,000,000 CAD Canadian Government             7.500%  12/1/03  2,265,785
      1,250,000 CAD Canadian Government             9.750%  12/1/01  1,049,130
     46,500,000 DKK Danish Government               8.000%  3/15/06  8,831,022
     15,000,000 DKK Danish Government               8.000%  5/15/03  2,871,950
     27,900,000 FRF French Government               8.500%  5/15/97  6,379,340
      8,400,000 DEM German Treuhandanstalt          6.625%   7/9/03  6,130,331
  3,100,000,000 ITL Italian Government              8.500%   4/1/99  1,869,028
    242,500,000 ESP Spanish Government             10.900%  8/30/03  2,126,123
      1,800,000 GBP UK Treasury Stock               8.000%  6/10/03  2,922,133
                                                                    ----------
                    FOREIGN OBLIGATIONS
                    (Cost: $41,829,486)...........................  43,686,100
                                                                    ----------
------------------------------------------------------------------------------
 GOVERNMENT SPONSORED: 0.6%
------------------------------------------------------------------------------
       2,250,000    Big Rivers Electric
                    Cooperative Trust              10.700%  9/15/17  2,535,413
       3,750,000    Deseret Generation
                    Cooperative Trust              10.110% 12/15/17  4,200,150
         333,616    Government Trust
                    Certificates 2-D                9.250% 11/15/96    337,670
                                                                    ----------
                    TOTAL GOVERNMENT SPONSORED
                    OBLIGATIONS (Cost: $7,094,973)................   7,073,233
                                                                    ----------
------------------------------------------------------------------------------
 YANKEE BONDS: 2.4%
------------------------------------------------------------------------------
       2,900,000    Basque Country                  8.000%  9/21/04  3,260,586
       2,200,000    Carter Holt Harvey Deb.         9.500%  12/1/24  2,828,650
       2,500,000    Hydro Quebec Deb. Ser. HS       9.400%   2/1/21  3,173,075
       1,700,000    Laidlaw, Inc. Deb.              8.750%  4/15/25  2,027,199
       1,650,000    Province of Manitoba Deb.
                    Ser. CD                         9.250%   4/1/20  2,165,674
         700,000    Province of Manitoba Deb.
                    Ser. CO                         8.875%  9/15/21    889,679
       2,300,000    Province of Manitoba Global
                    Notes                           6.750%   3/1/03  2,386,181
       5,500,000    Provence of Quebec Global
                    Notes                           7.500%  7/15/23  5,765,760
       3,600,000    Talisman Energy Deb.            7.125%   6/1/07  3,777,696
                                                                    ----------
                    TOTAL YANKEE BONDS
                    (Cost: $22,934,983)...........................  26,274,500
                                                                    ----------
------------------------------------------------------------------------------

                                     MSF-10

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

-------------------------------------------------------------------------------
DIVERSIFIED PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

      FACE                                INTEREST MATURITY     VALUE
     AMOUNT              ISSUE              RATE     DATE     (NOTE 1A)
--------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 2.8%
--------------------------------------------------------------------------
 $   11,160,000 Ford Motor Credit Co.      5.600%   1/5/96  $   11,160,000
      8,311,000 Ford Motor Credit Co.      5.850%   1/3/96       8,311,000
      1,718,000 Ford Motor Credit Co.      5.900%   1/2/96       1,718,000
     10,000,000 Household Finance Corp.    5.600%   1/8/96      10,000,000
                                                            --------------
                TOTAL SHORT TERM OBLIGATIONS
                (Cost: $31,189,000).......................      31,189,000
                                                            --------------
--------------------------------------------------------------------------

  FACE          INTEREST MATURITY     VALUE
 AMOUNT ISSUE     RATE     DATE     (NOTE 1A)
------------------------------------------------
        TOTAL INVESTMENTS:
        99.7%
        (Cost: $968,287,170)....   1,110,947,646
        OTHER ASSETS LESS
        LIABILITIES: 0.3%.......       3,885,951
                                  --------------
        TOTAL NET ASSETS:
        100.0%..................  $1,114,833,597
                                  ==============
------------------------------------------------

                        *Non-income producing security.
                    +Interest or dividend is Paid-in-Kind.
                      #Restricted securities see Note 2.

          Additional Information on restricted securities as follows:

                                ACQUISITION   ACQUISITION  VALUATION AS OF
             ISSUE                  DATE         COST     DECEMBER 31, 1995
             -----              -----------   ----------- -----------------
 DeBartolo Cap Partnership
  A-2 144A.....................   11/16/95    $4,106,086     $4,104,750
 Electronic Data Systems 144A..    5/19/95     3,297,393      3,423,552

The aggregate value of restricted securities at December 31, 1995 was $7,528,302 or .67% of the Diversified Portfolio's net assets.

                      See Notes to Financial Statements.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
DECEMBER 31, 1995

                                                          VALUE
   SHARES                     ISSUE                     (NOTE 1A)
-------------------------------------------------------------------
 COMMON STOCK: 88.6%
-------------------------------------------------------------------
 AEROSPACE: 3.9%
     239,000 Boeing Co.                                $ 18,731,625
     195,600 United Technologies Corp.                   18,557,550
                                                       ------------
                                                         37,289,175
-------------------------------------------------------------------
 AIRLINES: 2.5%
      79,500 *Continental Airlines, Inc. Cl. B            3,458,250
     399,800 *Northwest Airlines Corp. Cl. A             20,364,812
                                                       ------------
                                                         23,823,062
-------------------------------------------------------------------
 AUTOMOTIVE: 0.4%
      95,600 Danaher Corp.                                3,035,300
      71,800 *Team Rental Group, Inc. Cl. A                 601,325
                                                       ------------
                                                          3,636,625
-------------------------------------------------------------------
 BUSINESS SERVICES: 4.5%
     217,600 HBO & Co.                                   16,646,400
     433,300 *Medaphis Corp.                             16,086,262
     293,100 *Republic Waste Industries, Inc.            10,533,281
                                                       ------------
                                                         43,265,943
-------------------------------------------------------------------
 CHEMICAL: 1.0%
     250,500 Union Carbide Corp.                          9,393,750
-------------------------------------------------------------------
 COMPUTER SOFTWARE & SERVICE: 8.8%
     197,800 *7th Level, Inc.                             2,831,012
      10,500 *Advent Software, Inc.                         189,000
     213,150 *Bay Networks, Inc.                          8,752,472
      57,200 *Cabletron Systems, Inc.                     4,633,200
      31,700 *CheckFree Corp.                               677,587
       8,600 *Citrix Systems, Inc.                          281,650
     133,500 Computer Associates International, Inc.      7,592,812
     262,400 *Geoworks                                    4,887,200
     177,800 *GT Interactive Software Corp.               2,500,312
      14,300 *IDX Systems Corp.                             495,137
     167,600 *Informix Corp.                              5,038,475
      27,000 *Logic Works, Inc.                             334,125
      13,100 *MetaTools, Inc.                               337,325
      16,900 *Objective Systems Integraters, Inc.           923,162
     172,100 *Parametric Technology Corp.                11,423,137
     261,800 *PeopleSoft, Inc.                           11,159,225
      96,600 *Plaintree Systems, Inc.                       597,712
     331,200 *PLATINUM Technology, Inc.                   6,106,500
     429,100 *Softkey International, Inc.                 9,869,300
      43,300 *Sync Research, Inc.                         1,975,562
     232,600 *Triple P NV                                 2,355,075
      11,500 *Visio Corp.                                   319,125

                                                       VALUE
   SHARES                    ISSUE                   (NOTE 1A)
----------------------------------------------------------------
      11,000 *Visioneer, Inc.                       $    242,000
      18,000 *Westell Technologies, Inc.                 453,375
                                                    ------------
                                                      83,974,480
----------------------------------------------------------------
 DIVERSIFIED: 0.9%
     115,200 Loews Corp.                               9,028,800
----------------------------------------------------------------
 DRUG: 2.5%
     467,400 *Cephalon, Inc.                          19,075,763
           1 *Healthdyne Technologies, Inc.                   11
     172,900 *Magainin Pharmaceuticals, Inc.           2,247,700
      86,300 *Matrix Pharmaceutical, Inc.              1,607,337
      31,500 *Myriad Genetics, Inc.                    1,029,656
                                                    ------------
                                                      23,960,467
----------------------------------------------------------------
 ELECTRICAL EQUIPMENT: 2.9%
     379,800 General Electric Co.                     27,345,600
----------------------------------------------------------------
 ELECTRONICS: 1.6%
      25,700 *Exide Electronics Group, Inc.              372,650
      84,200 *Glenayre Technologies                    5,241,450
     185,100 *Sanmina Holdings, Inc.                   9,625,200
                                                    ------------
                                                      15,239,300
----------------------------------------------------------------
 FINANCIAL SERVICES: 1.5%
     447,600 Countrywide Credit Industries, Inc.       9,735,300
     179,200 Green Tree Financial Corp.                4,726,400
                                                    ------------
                                                      14,461,700
----------------------------------------------------------------
 FOOD & BEVERAGE: 1.9%
       8,700 *Boston Beer Company, Inc. Cl. A            206,625
     318,600 Coca-Cola Enterprises, Inc.               8,522,550
      18,800 *Pete's Brewing Co.                         267,900
     453,600 *Starbucks Corp.                          9,497,250
                                                    ------------
                                                      18,494,325
----------------------------------------------------------------
 HOSPITAL SUPPLY: 0.0%
      10,400 *National Surgery Centers, Inc.             236,600
----------------------------------------------------------------
 HOTEL & RESTAURANT: 6.0%
      20,400 *Extended Stay America, Inc.                555,900
     350,700 *HFS, Inc.                               28,669,725
     178,700 *Lone Star Steakhouse & Saloon, Inc.      6,846,444
     101,600 *Papa John's International, Inc.          4,152,900
      39,600 *Rainforest Cafe, Inc.                    1,185,525
     201,800 *Renaissance Hotel Group. NV              5,145,900
     490,500 *Trump Hotels & Casino Resorts, Inc.     10,545,750
                                                    ------------
                                                      57,102,144
----------------------------------------------------------------

                                     MSF-12

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                         VALUE
   SHARES                     ISSUE                    (NOTE 1A)
------------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
------------------------------------------------------------------
 INSURANCE: 5.4%
     498,600 Allstate Corp.                           $ 20,504,925
      21,200 *Amerin Corp.                                 565,775
     238,300 Prudential Reinsurance Holdings, Inc        5,570,263
     141,000 The Equitable Companies, Inc.               3,384,000
     305,900 Travelers, Inc.                            19,233,463
      54,400 W. R. Berkley Corp.                         2,910,400
                                                      ------------
                                                        52,168,826
------------------------------------------------------------------
 MACHINERY: 3.4%
     246,100 AGCO Corp.                                 12,551,100
     106,600 Case Corp.                                  4,876,950
     129,700 *Elsag Bailey Processing Automation NV      3,485,688
     145,700 *UCAR International, Inc.                   4,917,375
     102,200 *Waters Corp.                               1,865,150
     129,900 *Wolverine Tube, Inc.                       4,871,250
                                                      ------------
                                                        32,567,513
------------------------------------------------------------------
 OFFICE EQUIPMENT: 4.3%
     299,800 *Digital Equipment Corp.                   19,224,675
     172,900 *Gateway 2000, Inc.                         4,225,244
      40,900 *Network General Corp.                      1,354,813
     108,900 *Stormedia, Inc.                            3,988,463
     279,100 *Sun Microsystems, Inc.                    12,751,381
                                                      ------------
                                                        41,544,576
------------------------------------------------------------------
 OIL: 3.9%
     111,200 Exxon Corp.                                 8,909,900
     100,300 Royal Dutch Petroleum Co.                  14,154,838
     177,800 Texaco, Inc.                               13,957,300
                                                      ------------
                                                        37,022,038
------------------------------------------------------------------
 OIL SERVICES: 2.6%
     389,900 Halliburton Co.                            19,738,688
     226,600 McDermott International, Inc.               4,985,200
                                                      ------------
                                                        24,723,888
------------------------------------------------------------------
 PERSONAL CARE: 0.1%
      24,900 *DeRigo SPA ADR                               566,475
      13,600 *Estee Lauder Cos., Inc.                      474,300
                                                      ------------
                                                         1,040,775
------------------------------------------------------------------
 PRINTING & PUBLISHING: 0.8%
       9,000 *CKS Group, Inc.                              349,875
     122,400 Gannett Co., Inc.                           7,512,300
                                                      ------------
                                                         7,862,175
------------------------------------------------------------------

                                                                       VALUE
   SHARES                            ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
 RECREATION: 5.2%
      60,700 *American Radio Systems Corp.                          $  1,676,838
     169,000 *Ascent Entertainment Group, Inc.                         2,682,875
     625,100 Brunswick Corp.                                          15,002,400
     151,300 Disney (Walt) Co.                                         8,926,700
     129,400 Evergreen Media Corp. Cl. A                               4,140,800
     277,200 *Infinity Broadcasting Corp. Cl. A                       10,325,700
     169,200 *Oakley, Inc.                                             5,752,800
      39,000 *Silver King Communications, Inc.                         1,345,500
                                                                    ------------
                                                                      49,853,613
--------------------------------------------------------------------------------
 RETAIL TRADE: 12.6%
     160,000 *Baby Superstores, Inc.                                   9,100,000
     298,000 *BT Office Products International, Inc.                   4,768,000
     522,300 *Corporate Express, Inc.                                 15,669,000
      50,400 *Department 56, Inc.                                      1,934,100
     310,200 *General Nutrition Centers, Inc.                          7,212,150
     581,200 *Gucci Group N.V.                                        22,594,150
     116,300 Industrie Natuzzi SPA ADR                                 5,277,113
         227 *Jan Bell Marketing, Inc. (Wts.)                                  0
     412,900 *Just For Feet, Inc.                                     14,864,400
     402,300 *Office Depot, Inc.                                       7,945,425
   1,309,400 *Sunglass Hut International, Inc.                        30,934,575
      29,250 *Williams Sonoma, Inc.                                      542,953
                                                                    ------------
                                                                     120,841,866
--------------------------------------------------------------------------------
 TEXTILES & APPAREL: 7.6%
      46,400 *#Adidas 144A ADS                                         1,218,464
      71,000 Authentic Fitness Corp.                                   1,473,250
     269,200 *Fila Holdings SPA Sponsored ADR                         12,248,600
     520,275 *Men's Wearhouse, Inc.                                   13,527,150
     301,250 *Nautica Enterprises, Inc.                               13,066,719
     456,600 *Tommy Hilfiger Corp.                                    19,348,425
     370,900 Wolverine World Wide, Inc.                               11,683,350
                                                                    ------------
                                                                      72,565,958
--------------------------------------------------------------------------------
 TOBACCO: 2.3%
     246,600 Philip Morris Cos., Inc.                                 22,317,300
--------------------------------------------------------------------------------
 UTILITIES-TELEPHONE: 2.0%
      44,000 *MobileMedia Corp. Cl. A                                    973,500
     433,500 *Newbridge Networks Corp.                                17,936,063
      30,800 *Wirelesss One, Inc.                                        519,750
                                                                    ------------
                                                                      19,429,313
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost: $708,814,391)................................    849,189,812
                                                                    ------------
--------------------------------------------------------------------------------

                                     MSF-13

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                                       VALUE
   SHARES                            ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 0.7%
--------------------------------------------------------------------------------
 MACHINERY: 0.7%
     129,300 *Elsag Bailey Financing Trust Cvt. Pfd.                $  6,481,163
                                                                    ------------
             TOTAL CONVERTIBLE PREFERRED STOCK
             (Cost: $6,470,387)..................................      6,481,163
                                                                    ------------
--------------------------------------------------------------------------------
 PREFERRED STOCK: 0.7%
--------------------------------------------------------------------------------
 AIRLINES: 0.7%
     128,400 *#Continental Airlines Financing Trust Pfd. 144A....      7,062,000
                                                                    ------------
             TOTAL PREFERRED STOCK
             (Cost: $6,420,000)..................................      7,062,000
                                                                    ------------

--------------------------------------------------------------------------
    FACE                                      INTEREST MATURITY    VALUE
   AMOUNT                 ISSUE                 RATE     DATE    (NOTE 1A)
--------------------------------------------------------------------------
 CONVERTIBLE BONDS: 1.0%
--------------------------------------------------------------------------
 $ 6,960,000 Starbucks Cvt. Corp. Sub. Deb.    4.250%  11/1/2002 7,377,600
   2,500,000 #Theratx, Inc. 144A Cvt. Sub      8.000%   2/1/2002 2,281,250
                                                                 ---------
             TOTAL CONVERTIBLE BONDS
             (Cost: $9,460,452)................................  9,658,850
                                                                 ---------
--------------------------------------------------------------------------

    FACE                               INTEREST MATURITY    VALUE
   AMOUNT             ISSUE              RATE     DATE    (NOTE 1A)
---------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 6.1%
---------------------------------------------------------------------
 $10,000,000 Beneficial Corp.           5.700%  1/05/96  $ 10,000,000
  11,486,000 Ford Motor Credit Co.      5.770%  1/04/96    11,486,000
  15,310,000 Household Finance Corp.    5.600%  1/08/96    15,310,000
  21,469,000 Household Finance Corp.    5.600%  1/02/96    21,469,000
                                                         ------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $58,265,000).......................    58,265,000
                                                         ------------
---------------------------------------------------------------------
             TOTAL INVESTMENTS: 97.1%
             (Cost: $789,430,230)......................   930,656,825
             OTHER ASSETS LESS LIABILITIES: 2.9%.......    28,258,408
                                                         ------------
             TOTAL NET ASSETS: 100.0%..................  $958,915,233
                                                         ============
---------------------------------------------------------------------

                        *Non-income producing security.
                       #Restricted securities see Note 2.
          Additional Information on restricted securities as follows:

                                      ACQUISITION ACQUISITION  VALUATION AS OF
               ISSUE                     DATE        COST     DECEMBER 31, 1995
               -----                  ----------- ----------- -----------------
Adidas 144A ADS.....................   11/13/95   $1,118,565     $1,218,464
Continental Airlines Financing Trust
 Pfd. 144A..........................   11/21/95   $6,420,000      7,062,000
Theratx, Inc. 144A Cvt. Sub.........    2/09/95   $2,500,000      2,281,250

The aggregate value of restricted securities at December 31, 1995 was $10,561,714 or 1.10% of the Aggressive Growth Portfolio's net assets.

                       See Notes to Financial Statements.

                                     MSF-14

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO
DECEMBER 31, 1995

                                               VALUE
   SHARES               ISSUE                (NOTE 1A)
--------------------------------------------------------
 COMMON STOCK: 99.4%
--------------------------------------------------------
 AEROSPACE: 2.2%
     45,950 Boeing Co.                      $  3,601,331
     15,700 General Dynamics Corp.               928,262
     26,313 Lockheed Martin Corp.              2,078,727
     13,800 McDonnell-Douglas Corp.            1,269,600
      8,500 Northrop-Grumman Corp.               544,000
     39,400 Raytheon Co.                       1,861,650
     24,600 Rockwell International Corp.       1,300,725
     12,300 Textron, Inc.                        830,250
     16,500 United Technologies Corp.          1,565,437
                                            ------------
                                              13,979,982
--------------------------------------------------------
 AIRLINES: 0.4%
      8,400 *AMR Corp.                           623,700
      6,000 Delta Airlines, Inc.                 443,250
      6,900 *Federal Express Corp.               509,737
     15,400 Southwest Airlines Corp.             358,050
     53,600 *USAIR Group Inc.                    710,200
                                            ------------
                                               2,644,937
--------------------------------------------------------
 AUTOMOTIVE: 2.5%
     48,500 Chrysler Corp.                     2,685,687
      1,000 Cummins Engine, Inc.                  37,000
     30,500 Dana Corp.                           892,125
      6,900 Eaton Corp.                          370,012
     10,500 Echlin, Inc.                         383,250
    147,100 Ford Motor Co.                     4,265,900
    100,847 General Motors Corp.               5,332,285
     11,850 Genuine Parts Co.                    485,850
     12,710 *Navistar International Corp.        133,455
      5,865 PACCAR, Inc.                         247,063
      7,100 Snap-On, Inc.                        321,275
      9,200 Timken Co.                           351,900
      7,500 TRW, Inc.                            581,250
                                            ------------
                                              16,087,052
--------------------------------------------------------
 BANKING: 6.5%
     19,400 Ahmanson (H.F.) & Co.                514,100
     58,905 Banc One Corp.                     2,223,664
     13,221 Bank of Boston Corp.                 611,471
     27,400 Bank of New York Co., Inc.         1,335,750
     50,676 BankAmerica Corp.                  3,281,271
      7,300 Bankers Trust N.Y. Corp.             485,450
     13,900 Barnett Banks, Inc.                  820,100
     14,200 Boatmens Bancshares, Inc.            581,312
     22,081 Chase Manhattan Corp.              1,338,661

                                                  VALUE
   SHARES                 ISSUE                 (NOTE 1A)
-----------------------------------------------------------
     29,670 Chemical Banking Corp.             $  1,743,112
     54,514 Citicorp                              3,666,066
     23,300 CoreStates Financial Corp.              882,487
     17,700 First Bank Systems, Inc.                878,362
     35,858 First Chicago Corp.                   1,416,391
     11,100 First Fidelity Bancorp.                 836,662
     12,200 First Interstate Bancorp              1,665,300
     28,500 First Union Corp.                     1,585,312
     29,315 Fleet Financial Group, Inc.           1,194,586
      8,300 Golden West Financial Corp.             458,575
     17,500 Great Western Financial Corp.           446,250
     34,203 KeyCorp                               1,239,859
     16,500 MBNA Corp.                              608,437
     14,400 Mellon Bank Corp.                       774,000
     25,299 Morgan (J.P.) & Co., Inc.             2,030,245
     15,400 National City Corp.                     510,125
     42,022 NationsBank Corp.                     2,925,782
     50,700 Norwest Corp.                         1,673,100
     37,800 PNC Bank Corp.                        1,219,050
     17,700 Suntrust Banks, Inc.                  1,212,450
     14,100 U.S. Bancorp                            473,231
     24,900 Wachovia Corp.                        1,139,175
      6,730 Wells Fargo & Co.                     1,453,680
                                               ------------
                                                 41,224,016
-----------------------------------------------------------
 BEVERAGES: 5.6%
     25,500 American Brands, Inc.                 1,137,937
     33,400 Anheuser-Busch Co., Inc.              2,233,625
     11,700 Brown-Forman Corp. Cl. B                427,050
    169,200 Coca-Cola Co.                        12,563,100
     20,800 Coors (Adolph) Co. Cl. B                461,500
    107,500 PepsiCo, Inc.                         6,006,562
    112,700 Philip Morris Cos., Inc.             10,199,350
     42,900 Seagram Ltd.                          1,485,412
     37,400 UST, Inc.                             1,248,225
                                               ------------
                                                 35,762,761
-----------------------------------------------------------
 BUILDING: 1.1%
      7,500 Armstrong World Industries, Inc.        465,000
      5,200 Crane Co.                               191,750
      9,000 Dover Corp.                             331,875
     17,700 Fleetwood Enterprises, Inc.             455,775
      9,700 Georgia-Pacific Corp.                   665,662
      8,600 Louisiana-Pacific Corp.                 208,550
     17,200 Mallinckrodt Group, Inc.                625,650
     21,300 Masco Corp.                             668,287
     17,300 *Owens-Corning Fiberglas Corp.          776,337

                                     MSF-15

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                          VALUE
   SHARES                     ISSUE                     (NOTE 1A)
-------------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------
     13,600 Sherwin-Williams Co.                       $    554,200
      7,800 Stanley Works                                   401,700
     22,200 Weyerhaeuser Co.                                960,150
      7,400 Willamette Industries, Inc.                     416,250
                                                       ------------
                                                          6,721,186
-------------------------------------------------------------------
 CHEMICAL: 3.6%
     20,100 Air Products & Chemicals, Inc.                1,060,275
     34,100 Allied-Signal Corp.                           1,619,750
     19,900 Avery Dennison Corp.                            997,488
     32,400 Dow Chemical Co.                              2,280,150
     76,100 Du Pont (E.I.) de Nemours & Co.               5,317,487
     14,675 Eastman Chemical Co.                            919,022
      5,800 *FMC Corp.                                      392,225
     10,200 Grace (W.R.) & Co.                              603,075
      8,900 Great Lakes Chemical Corp.                      640,800
     13,400 Hercules, Inc.                                  755,425
     13,900 Monsanto Co.                                  1,702,750
     29,400 Morton International, Inc.                    1,054,725
     28,800 Nalco Chemical Co.                              867,600
     20,966 Pall Corp.                                      563,461
     26,000 PPG Industries                                1,189,500
     24,500 Praxair, Inc.                                   823,812
      8,000 Rohm & Haas Co.                                 515,000
     10,500 Sigma Aldrich Corp.                             521,062
     15,200 Union Carbide Corp.                             570,000
      8,100 Williams Cos., Inc.                             355,388
                                                       ------------
                                                         22,748,995
-------------------------------------------------------------------
 CONTAINER: 0.1%
     18,800 Bemis, Inc.                                     481,750
      6,900 *Crown Cork & Seal, Inc.                        288,075
                                                       ------------
                                                            769,825
-------------------------------------------------------------------
 COSMETICS: 0.7%
     10,700 Alberto-Culver Co. Cl. B Conv.                  367,812
      6,400 Avon Products, Inc.                             482,400
     61,900 Gillette Co.                                  3,226,537
     13,500 International Flavors & Fragrances, Inc.        648,000
                                                       ------------
                                                          4,724,749
-------------------------------------------------------------------
 DRUG: 6.5%
     13,000 Allergan, Inc.                                  422,500
     27,300 *ALZA Corp.                                     675,675
     41,600 American Home Products Corp.                  4,035,200
     32,600 *Amgen, Inc.                                  1,933,588

                                               VALUE
   SHARES               ISSUE                (NOTE 1A)
--------------------------------------------------------
     16,600 Bausch & Lomb, Inc.             $    657,775
     66,200 Bristol-Myers Squibb Co.           5,684,925
     74,000 Lilly (Eli) & Co.                  4,162,500
    171,100 Merck & Co., Inc.                 11,249,825
     86,900 Pfizer, Inc.                       5,474,700
     67,715 Pharmacia & Upjohn, Inc.           2,623,956
     48,000 Schering-Plough Corp.              2,628,000
     16,700 Warner-Lambert Co.                 1,621,988
                                            ------------
                                              41,170,632
--------------------------------------------------------
 ELECTRICAL CONNECTORS: 0.2%
     29,200 AMP, Inc.                          1,120,550
      5,200 Thomas & Betts Corp.                 383,500
                                            ------------
                                               1,504,050
--------------------------------------------------------
 ELECTRICAL EQUIPMENT: 3.7%
     11,200 Black & Decker Corp.                 394,800
     10,200 Briggs & Stratton Corp.              442,425
     27,200 Emerson Electric Co.               2,223,600
    228,100 General Electric Co.              16,423,200
      8,300 General Signal Corp.                 268,713
      4,900 Grainger (W.W.), Inc.                324,625
     12,300 Johnson Controls, Inc.               845,625
     15,600 Maytag Corp.                         315,900
     18,500 Tandy Corp.                          767,750
     18,800 Tyco International Ltd.              669,750
     38,400 Westinghouse Electric Corp.          633,600
      8,600 Whirlpool Corp.                      457,950
                                            ------------
                                              23,767,938
--------------------------------------------------------
 ELECTRONICS: 4.1%
     18,500 *Advanced Micro Devices, Inc.        305,250
      8,300 *Andrew Corp.                        320,588
     18,200 *Applied Materials, Inc.             715,488
     27,300 *DSC Communications Corp.          1,010,100
      9,400 EG & G , Inc                         227,950
      7,300 Harris Corp.                         398,763
     70,500 Hewlett-Packard Co.                5,904,375
    110,500 Intel Corp.                        6,277,781
     19,800 Loral Corp.                          700,425
     25,300 Micron Technology, Inc.            1,002,513
     77,000 Motorola, Inc.                     4,389,000
     31,600 *National Semiconductor Corp.        703,100
     33,200 Northern Telecom Ltd.              1,427,600
      8,800 Perkin-Elmer Corp.                   332,200
     16,300 Scientific-Atlanta, Inc.             244,500
      9,400 Tektronix, Inc.                      461,775

                                     MSF-16

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                     VALUE
   SHARES                  ISSUE                   (NOTE 1A)
--------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
--------------------------------------------------------------
     17,300 *Tellabs, Inc.                        $    642,263
     23,500 Texas Instruments, Inc.                  1,216,125
                                                  ------------
                                                    26,279,796
--------------------------------------------------------------
 FINANCIAL SERVICES: 3.1%
     70,087 American Express Co.                     2,899,850
     13,600 Beneficial Corp.                           634,100
     20,613 Dean Witter Discover & Co.                 968,811
     21,800 Federal Home Loan Mortgage Corp.         1,820,300
     36,200 Federal National Mortgage Assoc.         4,493,325
     28,700 First Data Corp.                         1,919,313
     15,900 Household International, Inc.              940,088
     22,500 Merrill Lynch & Co., Inc.                1,147,500
      9,700 Morgan Stanley Group, Inc.                 782,063
     11,700 Salomon, Inc.                              415,350
      6,500 Transamerica Corp.                         473,688
     49,583 Travelers Group, Inc.                    3,117,531
                                                  ------------
                                                    19,611,919
--------------------------------------------------------------
 FOODS: 2.7%
     59,059 Archer-Daniels-Midland Co.               1,063,062
     20,800 CPC International, Inc.                  1,427,400
     35,800 Campbell Soup Co.                        2,148,000
     30,150 ConAgra, Inc.                            1,243,688
     27,800 General Mills, Inc.                      1,605,450
     43,800 Heinz (H.J.) Co.                         1,450,875
      7,000 Hershey Foods Corp.                        455,000
     28,600 Kellogg Co.                              2,209,350
     19,400 Pioneer Hi Bred International, Inc.      1,079,125
     14,200 Quaker Oats Co.                            489,900
     11,700 Ralston-Purina Co.                         729,788
     74,800 Sara Lee Corp.                           2,384,250
     12,500 Wrigley (Wm.), Jr. Co.                     656,250
                                                  ------------
                                                    16,942,138
--------------------------------------------------------------
 HOSPITAL MANAGEMENT: 1.0%
     40,400 *Beverly Enterprises, Inc.                 429,250
     55,990 Columbia/HCA Healthcare Corp.            2,841,493
     43,700 *Community Psychiatric Centers             535,325
     11,500 Manor Care, Inc.                           402,500
     18,700 *Tenet Healthcare Corp.                    388,025
     14,900 United Healthcare Corp.                    975,950
     15,400 U.S. Healthcare, Inc.                      715,138
                                                  ------------
                                                     6,287,681
--------------------------------------------------------------

                                                        VALUE
   SHARES                    ISSUE                    (NOTE 1A)
-----------------------------------------------------------------
 HOSPITAL SUPPLY: 3.0%
    103,600 Abbott Laboratories                      $  4,325,300
     14,500 Bard (C.R.), Inc.                             467,625
     30,500 Baxter International, Inc.                  1,277,188
      7,200 Becton, Dickinson & Co.                       540,000
     23,000 *Biomet, Inc.                                 409,688
     17,400 *Boston Scientific Corp.                      852,600
     21,700 Humana, Inc.                                  594,038
     89,200 Johnson & Johnson                           7,637,750
     35,700 Medtronic, Inc.                             1,994,738
     13,350 *St. Jude Medical, Inc.                       572,381
     22,400 United States Surgical Corp.                  478,800
                                                     ------------
                                                       19,150,108
-----------------------------------------------------------------
 HOTEL & RESTAURANT: 1.0%
     17,100 Darden Restaurants, Inc.                      203,063
     24,900 *Harrah's Entertainment, Inc.                 603,825
      4,800 Hilton Hotels Corp.                           295,200
     12,400 Marriott International, Inc.                  474,300
     93,200 McDonald's Corp.                            4,205,650
     11,300 *Shoney's, Inc.                               115,825
     24,100 Wendys International, Inc.                    512,125
                                                     ------------
                                                        6,409,988
-----------------------------------------------------------------
 INDUSTRIAL-MISCELLANEOUS: 2.2%
     11,000 Alco Standard Corp.                           501,875
     22,700 Corning, Inc.                                 726,400
     25,400 Dial Corp.                                    752,475
     30,800 ITT Corp.                                   1,632,400
     14,700 ITT Industries, Inc.                          352,800
     13,600 Loews Corp                                  1,065,900
     19,400 LSI Logic Corp.                               635,350
     53,100 Minnesota Mining & Manufacturing Co.        3,517,875
      8,100 National Service Industries, Inc.             262,238
     19,400 Newell Co.                                    501,975
     24,700 PP & L Resources, Inc.                        617,500
     18,600 Raychem Corp.                               1,057,875
     17,400 Rubbermaid, Inc.                              443,700
      1,840 Schweitzer Mauduit International, Inc.         42,550
     19,500 Tenneco, Inc.                                 967,688
     32,700 Whitman Corp.                                 760,275
                                                     ------------
                                                       13,838,876
-----------------------------------------------------------------
 INSURANCE: 3.5%
     18,000 Aetna Life & Casualty Co.                   1,246,500
     39,500 Alexander & Alexander Services, Inc.          750,500
     55,099 Allstate Corp.                              2,265,946

                                     MSF-17

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                    VALUE
   SHARES                  ISSUE                  (NOTE 1A)
-------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
-------------------------------------------------------------
     37,800 American General Corp.               $  1,318,275
     64,950 American International Group, Inc.      6,007,875
     11,200 Chubb Corp.                             1,083,600
      7,800 CIGNA Corp.                               805,350
     12,600 General Re Corp.                        1,953,000
     14,700 ITT Hartford Group, Inc.                  711,113
      9,000 Jefferson-Pilot Corp.                     418,500
     13,000 Lincoln National Corp.                    698,750
     11,700 Marsh & McLennan Cos., Inc.             1,038,375
     18,000 Providian Corp.                           733,500
     12,600 SAFECO Corp.                              435,488
      6,600 St. Paul Cos., Inc.                       367,125
      7,900 Torchmark Corp.                           357,475
        194 Transport Holdings, Inc. Cl. A              8,075
     30,300 USF&G Corp.                               511,313
      6,800 UNUM Corp.                                374,000
     32,450 USLife Corp.                              969,444
                                                 ------------
                                                   22,054,204
-------------------------------------------------------------
 LEISURE: 0.2%
     18,200 Brunswick Corp.                           436,800
     18,500 Hasbro, Inc.                              573,500
                                                 ------------
                                                    1,010,300
-------------------------------------------------------------
 MACHINERY: 1.5%
     24,800 Browning-Ferris Industries, Inc.          731,600
     23,000 Caterpillar, Inc.                       1,351,250
     13,100 Cooper Industries, Inc.                   481,425
     27,900 Deere & Co.                               983,475
      7,700 Fluor Corp.                               508,200
      6,000 Foster Wheeler Corp.                      255,000
     14,600 Honeywell, Inc.                           709,925
     15,100 Illinois Tool Works, Inc.                 890,900
     24,100 Ingersoll-Rand Co.                        846,513
     13,800 Parker Hannifin Corp.                     472,650
      6,500 *Varity Corp.                             241,313
     63,300 WMX Technologies, Inc.                  1,891,088
                                                 ------------
                                                    9,363,339
-------------------------------------------------------------
 METALS-ALUMINIUM: 0.4%
     22,500 Alcan Aluminium Ltd.                      700,313
     28,700 Aluminum Co. of America                 1,517,513
      6,000 Reynolds Metals Co.                       339,750
                                                 ------------
                                                    2,557,576
-------------------------------------------------------------

                                                           VALUE
   SHARES                     ISSUE                      (NOTE 1A)
--------------------------------------------------------------------
 METALS-GOLD: 0.6%
     47,400 Barrick Gold Corp.                          $  1,250,175
     42,100 Echo Bay Mines Ltd.                              436,788
     15,700 Homestake Mining Co.                             245,313
     14,190 Newmont Mining Corp.                             642,098
     20,700 Placer Dome, Inc.                                499,388
     50,707 Santa Fe Pacific Gold Corp.                      614,822
                                                        ------------
                                                           3,688,584
--------------------------------------------------------------------
 METALS-MISCELLANEOUS: 0.4%
     12,600 ASARCO, Inc.                                     403,200
     13,250 Cyprus Amax Minerals Corp.                       346,156
     19,050 Englehard Corp.                                  414,338
     25,300 Freeport McMoran Copper & Gold Inc. Cl. B        711,563
     10,106 Inco Ltd.                                        336,025
      6,300 Phelps-Dodge Corp.                               392,175
                                                        ------------
                                                           2,603,457
--------------------------------------------------------------------
 METALS-STEEL & IRON: 0.3%
      9,500 *Bethlehem Steel Corp.                           133,000
     10,400 Inland Steel Industries, Inc.                    261,300
      7,600 Nucor Corp.                                      434,150
      9,900 USX-U.S. Steel Group                             304,425
     46,600 Worthington Industries, Inc.                     969,863
                                                        ------------
                                                           2,102,738
--------------------------------------------------------------------
 OFFICE EQUIPMENT: 5.6%
     50,900 *Amdahl Corp.                                    432,650
     11,800 Apple Computer, Inc.                             375,388
     12,500 Autodesk, Inc.                                   428,125
     17,400 Automatic Data Processing, Inc.                1,291,950
      8,300 *Cabletron Systems, Inc.                         672,300
     13,100 *Ceridian Corp.                                  540,375
     35,500 *Cisco Systems, Inc.                           2,651,406
     36,600 *Compaq Computer Corp.                         1,756,800
     31,400 Computer Associates International, Inc.        1,785,875
      8,600 *Computer Sciences                               604,150
     18,600 *Cray Research Inc.                              460,350
     19,400 *Digital Equipment Corp.                       1,244,025
     76,300 International Business Machines Corp.          7,000,525
     41,300 Intergraph Corp.                                 655,638
     79,200 *Microsoft Corp.                               6,954,750
     20,900 Moore Corp. Ltd.                                 389,263
     36,900 *Novell, Inc.                                    523,519
     56,700 *Oracle Systems Corp.                          2,402,663
     18,200 Pitney Bowes, Inc.                               855,400
     15,400 *Silicon Graphics, Inc.                          423,500

                                     MSF-18

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                  VALUE
   SHARES                 ISSUE                 (NOTE 1A)
-----------------------------------------------------------
 COMMON STOCK: (CONTINUED)
-----------------------------------------------------------
     21,800 *Sun MicroSystems, Inc.            $    995,988
     67,800 *Tandem Computers, Inc.                 720,375
     61,800 *Unisys Corp.                           347,625
     13,000 Xerox Corp.                           1,781,000
                                               ------------
                                                 35,293,640
-----------------------------------------------------------
 OIL CRUDE PRODUCERS: 0.1%
      8,400 Louisiana Land & Exploration Co.        360,150
     22,600 *Santa Fe Energy Resources, Inc.        217,525
                                               ------------
                                                    577,675
-----------------------------------------------------------
 OIL-DOMESTIC: 1.9%
     12,800 Amerada Hess Corp.                      678,400
     64,000 Amoco Corp.                           4,600,000
      7,200 Ashland Oil Co.                         252,900
     21,000 Atlantic Richfield Co.                2,325,750
      5,700 Kerr-McGee Corp.                        361,950
     35,700 Occidental Petroleum Corp.              763,088
     23,500 *Oryx Energy Co.                        314,313
     32,100 Phillips Petroleum Co.                1,095,413
      9,200 Sun, Inc.                               251,850
     30,435 Unocal Corp.                            886,419
     38,900 USX-Marathon Group                      758,550
                                               ------------
                                                 12,288,633
-----------------------------------------------------------
 OIL-INTERNATIONAL: 5.9%
     85,100 Chevron Corp.                         4,467,750
    171,000 Exxon Corp.                          13,701,375
     54,200 Mobil Corp.                           6,070,400
     73,700 Royal Dutch Petroleum Co.            10,400,913
     33,500 Texaco, Inc.                          2,629,750
                                               ------------
                                                 37,270,188
-----------------------------------------------------------
 OIL SERVICES: 1.1%
     23,800 Baker Hughes, Inc.                      580,125
     12,100 Coastal Corp.                           450,725
     21,000 Dresser Industries, Inc.                511,875
     11,000 Halliburton Co.                         556,875
     14,100 Helmerich & Payne, Inc.                 419,475
     21,300 McDermott International, Inc.           468,600
     76,900 *Rowan Cos., Inc.                       759,388
     30,400 Schlumberger Ltd.                     2,105,200
     16,700 *Western Atlas, Inc.                    843,350
                                               ------------
                                                  6,695,613
-----------------------------------------------------------

                                                    VALUE
   SHARES                  ISSUE                  (NOTE 1A)
-------------------------------------------------------------
 PAPER: 1.4%
      8,300 Boise Cascade Corp.                  $    287,388
     14,600 Champion International Corp.              613,200
     30,400 International Paper Co.                 1,151,400
     25,700 James River Corp.                         620,013
     51,360 Kimberly-Clark Corp.                    4,250,040
      6,200 Mead Corp.                                323,950
     10,354 Stone Container Corp.                     148,839
      6,400 Temple-Inland, Inc.                       282,400
      8,400 Union Camp Corp.                          400,050
     18,300 Westvaco Corp.                            507,825
                                                 ------------
                                                    8,585,105
-------------------------------------------------------------
 PHOTOGRAPHY: 0.6%
     45,200 Eastman Kodak Co.                       3,028,400
     20,600 Polaroid Corp.                            975,925
                                                 ------------
                                                    4,004,325
-------------------------------------------------------------
 PRINTING & PUBLISHING: 1.3%
     18,700 American Greetings Corp. Cl. A            516,587
     10,900 De Luxe Corp.                             316,099
     13,700 Donnelley (R.R.) & Sons Co.               539,438
     11,600 Dow Jones & Co. Inc.                      462,550
     22,200 Dun & Bradstreet Corp.                  1,437,450
     14,100 Gannett, Inc.                             865,388
      8,100 Harcourt General Inc.                     339,188
      7,100 Knight-Ridder, Inc.                       443,750
      5,300 McGraw-Hill Cos., Inc.                    461,763
     15,200 Meredith Corp.                            636,500
     26,400 New York Times Co. Cl. A                  782,100
     18,900 Times Mirror Co. Ser. A                   640,238
      8,800 Tribune Co.                               537,900
                                                 ------------
                                                    7,978,951
-------------------------------------------------------------
 RAILROAD: 1.2%
     27,401 Burlington Northern-Santa Fe, Inc.      2,137,278
      8,000 Conrail, Inc.                             560,000
     28,200 CSX Corp.                               1,286,625
     18,600 Norfolk Southern Corp.                  1,476,375
     34,700 Union Pacific Corp.                     2,290,200
                                                 ------------
                                                    7,750,478
-------------------------------------------------------------
 RETAIL TRADE: 4.6%
     25,400 Albertsons, Inc.                          835,025
     14,000 American Stores Co.                       374,500
    123,400 Charming Shoppes, Inc.                    358,631
     11,600 Circuit City Stores, Inc.                 320,450
      8,800 Dayton-Hudson Corp.                       660,000

                                     MSF-19

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                    VALUE
   SHARES                  ISSUE                  (NOTE 1A)

-------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
-------------------------------------------------------------
     32,300 Dillard Dept Stores, Inc. Cl. A      $    920,549
     26,500 Federated Department Stores, Inc.         728,749
     18,195 Fleming Cos., Inc.                        375,271
     18,600 Gap, Inc.                                 781,199
     21,400 Giant Foods, Inc. Cl. A                   674,100
     28,400 Great Atlantic & Pacific Tea, Inc.        653,200
     65,333 Home Depot, Inc.                        3,127,817
     46,900 K-Mart Corp.                              340,024
      9,700 *Kroger Co.                               363,750
     59,900 Limited, Inc.                           1,040,763
        100 Longs Drug Stores Corp.                     4,788
     16,200 Lowes Cos., Inc.                          542,700
     30,600 May Department Stores Co.               1,292,849
      9,900 Melville Corp.                            304,425
      7,600 Mercantile Stores Co., Inc.               351,500
     13,300 Nordstrom, Inc.                           536,988
     27,100 Penney (J.C.), Inc.                     1,290,638
     12,400 Pep Boys-Manny, Moe & Jack                317,750
     29,767 *Price/Costco, Inc.                       457,668
     10,000 Rite-Aid Corp.                            342,500
     46,600 Sears, Roebuck & Co.                    1,817,400
     13,700 SuperValu, Inc.                           431,550
     19,100 Sysco Corp.                               620,750
     25,800 *Toys R Us, Inc.                          561,150
    314,500 Wal-Mart Stores, Inc.                   7,036,938
     31,200 Walgreen Co.                              932,100
     19,800 Winn-Dixie Stores, Inc.                   730,125
     27,200 *Woolworth Corp.                          353,600
                                                 ------------
                                                   29,479,447
-------------------------------------------------------------
 SERVICES: 0.7%
     10,700 Block (H & R), Inc.                       433,350
     19,500 *CUC International, Inc.                  665,438
     19,200 Ecolab, Inc.                              576,000
     11,200 Interpublic Group Cos., Inc.              485,800
     46,300 Laidlaw, Inc. Cl. B                       474,574
     10,300 Ogden Corp.                               220,162
      3,000 Pittston Services Group                    94,125
      9,200 Premark International, Inc.               465,750
     17,600 Safety-Kleen Corp.                        275,000
     19,350 Service Corp. International               851,400
                                                 ------------
                                                    4,541,599
-------------------------------------------------------------

                                                    VALUE
   SHARES                  ISSUE                  (NOTE 1A)

-------------------------------------------------------------
 SHOES: 0.3%
     18,600 Nike, Inc. Cl. B                     $  1,295,025
     19,800 Reebok International Ltd.                 559,350
      7,000 Stride Rite Corp.                          52,500
                                                 ------------
                                                    1,906,875
-------------------------------------------------------------
 SOAPS: 1.9%
      5,500 Clorox Co.                                393,938
     18,900 Colgate-Palmolive Co.                   1,327,724
     93,800 Procter & Gamble Co.                    7,785,400
     20,400 Unilever NV                             2,871,300
                                                 ------------
                                                   12,378,362
-------------------------------------------------------------
 TEXTILES & APPAREL: 0.2%
     23,500 Liz Claiborne, Inc.                       652,125
      4,200 Russell Corp.                             116,550
      1,500 Springs Industries, Inc.                   62,063
      7,600 V.F. Corp.                                400,900
                                                 ------------
                                                    1,231,638
-------------------------------------------------------------
 TIRE & RUBBER: 0.2%
     12,300 Cooper Tire & Rubber Co.                  302,888
      7,100 Goodrich (B.F.) Co.                       483,687
     17,400 Goodyear Tire & Rubber Co.                789,525
                                                 ------------
                                                    1,576,100
-------------------------------------------------------------
 TOYS & MUSICAL INSTRUMENTS: 0.1%
     25,771 Mattel, Inc.                              792,458
-------------------------------------------------------------
 TRANSPORTATION-TRUCKING: 0.1%
     13,000 Roadway Services, Inc.                    635,375
     11,000 Ryder Systems, Inc.                       272,250
                                                 ------------
                                                      907,625
-------------------------------------------------------------
 UTILITIES-ELECTRIC: 3.3%
     19,200 American Electric Power, Inc.             777,600
     28,700 Baltimore Gas & Electric Co.              817,950
     18,800 Carolina Power & Light Co.                648,600
     21,300 Central & South West Corp.                593,738
     21,892 CINergy Corp.                             670,443
     32,200 Consolidated Edison Co. N.Y., Inc.      1,030,400
     15,100 Detroit Edison Co.                        520,950
     22,600 Dominion Resources, Inc.                  932,250
     22,300 Duke Power Co.                          1,056,463
     29,400 Entergy Corp.                             859,950
     19,600 FPL Group, Inc.                           908,950
     13,000 General Public Utilities Corp.            442,000
     28,400 Houston Industries, Inc.                  688,700
     24,400 Niagara Mohawk Power Corp.                234,850

                                     MSF-20

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                      VALUE
   SHARES                   ISSUE                   (NOTE 1A)

---------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
     11,700 Northern States Power Co.              $    574,763
     30,400 Ohio Edison Co.                             714,400
     49,300 Pacific Gas & Electric Co.                1,398,888
     29,200 Pacificorp                                  620,500
     23,900 PECO Energy Co.                             719,988
     33,500 Public Service Enterprise Group           1,025,937
     61,000 SCE Corp.                                 1,082,750
     85,800 Southern Co.                              2,112,824
     29,200 Texas Utilities Co.                       1,200,850
     22,300 Unicom Corp.                                730,324
     21,500 Union Electric Co.                          897,625
                                                   ------------
                                                     21,261,693
---------------------------------------------------------------
 UTILITIES-GAS DISTRIBUTION: 0.6%
     10,700 Consolidated Natural Gas Co.                485,513
     17,900 Enserch Corp.                               290,875
     21,700 NICOR, Inc.                                 596,750
     53,600 NorAm Energy Corp.                          475,700
     33,600 ONEOK, Inc.                                 768,599
     13,100 Pacific Enterprises, Inc.                   370,075
     24,900 Peoples Energy Corp.                        790,574
                                                   ------------
                                                      3,778,086
---------------------------------------------------------------
 UTILITIES-GAS PIPELINE: 0.5%
     10,200 Burlington Resources Inc.                   400,350
     30,200 Enron Corp.                               1,151,375
     26,976 Panhandle Eastern Corp.                     751,956
     27,800 Sonat, Inc.                                 990,375
                                                   ------------
                                                      3,294,056
---------------------------------------------------------------
 UTILITIES-TELEPHONE: 8.5%
     77,000 *Airtouch Communications, Inc.            2,175,250
     19,700 ALLTEL Corp.                                581,150
     74,900 Ameritech                                 4,419,100
    222,835 AT & T Corp.                             14,428,566
     58,300 Bell Atlantic Corp.                       3,898,812
    136,800 BellSouth Corp.                           5,950,800
    130,400 GTE Corp.                                 5,737,600
     86,400 MCI Communications Corp.                  2,262,600
     61,200 NYNEX Corp.                               3,304,800
     54,967 Pacific Telesis Group                     1,848,265
     79,200 SBC Communications, Inc.                  4,553,999
     52,900 Sprint Corp.                              2,109,387
     64,800 U.S. West, Inc.-Communications Group      2,316,599
                                                   ------------
                                                     53,586,928
---------------------------------------------------------------

                                                                     VALUE
   SHARES                          ISSUE                           (NOTE 1A)

-------------------------------------------------------------------------------
 VIDEO: 2.2%
     22,300 Capital Cities/ABC, Inc.                              $  2,751,262
     21,450 Comcast Corp. Cl. A Spl.                                   390,122
     68,000 Disney (Walt) Co.                                        4,011,999
     10,700 *King World Productions, Inc.                              415,961
     80,000 *Tele-Communications, Inc. Cl. A                         1,594,999
     51,820 Time Warner, Inc.                                        1,962,682
     55,900 U.S. West, Inc.-Media Group                              1,062,100
     43,126 *Viacom, Inc. Cl. B                                      2,043,094
                                                                  ------------
                                                                    14,232,219
-------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost: $485,003,618)...............................    632,418,521
                                                                  ------------
-------------------------------------------------------------------------------
    FACE                                                             VALUE
   AMOUNT                          ISSUE                           (NOTE 1A)
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 0.9%
-------------------------------------------------------------------------------
 $5,800,000 U.S. Treasury Bills, 4.10% to 5.40% with maturities
            to 3/28/96.........................................      5,503,636
                                                                  ------------
            TOTAL SHORT TERM OBLIGATIONS (Cost: $5,503,636)....      5,503,636
                                                                  ------------
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS: 100.3%
            (Cost: $490,507,254)  .............................    637,922,157
                                                                  ------------
            OTHER ASSETS LESS LIABILITIES: -0.3%...............     (2,098,918)
                                                                  ------------
            TOTAL NET ASSETS: 100.0%...........................   $635,823,239
                                                                  ============
-------------------------------------------------------------------------------

                       * Non-income producing securities.
                       See Notes to Financial Statements.

                                     MSF-21

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1995

                                                         VALUE
   SHARES                    ISSUE                     (NOTE 1A)

------------------------------------------------------------------
 COMMON STOCK: 67.6%
------------------------------------------------------------------
 ARGENTINA: 0.4%
     52,500 Buenos Aires Embotelladora SA ADR Cl. B   $  1,082,812
                                                      ------------
            Total Investments in Argentina               1,082,812
------------------------------------------------------------------
 AUSTRALIA: 3.8%
    625,000 Australian Vintage                             766,501
    185,000 Coles Myer Ltd.                                576,148
    685,000 Elders Australia Ltd.                          870,633
 10,500,000 *Euraust Mineral Development                   195,110
  5,250,000 *Euraust Mineral Development (Wts.)             29,266
  6,139,160 *Gold Mines of Australia Ltd.                1,505,814
  1,188,849 *Gold Mines of Australia Ltd. (Wts.)           106,037
  1,345,000 MIM Holdings Ltd.                            1,859,447
    842,853 Multistack International                       400,941
    257,014 Perseverance Corp.                             148,050
    800,000 *Pima Mining NL                                 50,840
    326,900 QBE Insurance Group                          1,511,311
  4,000,000 *Rhodes Mining                                 341,906
    420,000 Sydney Aquarium Ltd.                           811,655
    900,000 *Valiant Consolidated                          150,513
    330,000 WMC                                          2,119,221
                                                      ------------
            Total Investments in Australia              11,443,393
------------------------------------------------------------------
 AUSTRIA: 0.9%
      6,000 Creditanstalt Bank AG                          332,788
     10,000 Flughaven Wien AG                              674,704
     12,500 OMV Handels AG                               1,085,231
     20,000 *VA Stahl AG                                   573,498
                                                      ------------
            Total Investments in Austria                 2,666,221
------------------------------------------------------------------
 BELGIUM: 0.8%
     10,000 D'Ieteren Trading                              844,376
        650 UCB                                            865,231
     10,000 *Union Miniere SA                              669,385
                                                      ------------
            Total Investments in Belgium                 2,378,992
------------------------------------------------------------------
 CANADA: 3.8%
    790,000 *Akiko Gold Resources Ltd.                     358,696
  1,000,000 *Avocet Ventures, Inc.                       3,273,526
  2,484,000 *Black Hawk Mining, Inc.                     1,455,291
  1,840,000 *Breakwater Resources Ltd.                   2,129,037
    620,000 *Canadian Crew Energy Corp.                    862,688
    732,800 *Epicore Networks, Inc.                      1,931,952
    211,000 *Madsen Gold Corp.                             224,057
    767,900 *MSV Resources, Inc. Cl. A                     731,066

                                                         VALUE
   SHARES                    ISSUE                     (NOTE 1A)

------------------------------------------------------------------
  1,900,000 Princess Resources Ltd.                   $    250,458
    750,000 *Reclamation Management Ltd.                    24,716
                                                      ------------
            Total Investments in Canada                 11,241,487
------------------------------------------------------------------
 CHINA: 1.4%
  1,350,000 *Advanced Material Resources Ltd.              632,735
  2,860,000 *China Construction Holdings                   914,078
  1,153,000 China Merchants                                753,010
    810,000 *China North Industries                        729,000
    750,000 Guangdong Development Fund Ltd.                446,250
    150,000 *Guangdong Development Fund Ltd. (Wts.)         12,000
  1,050,000 Shanghai Lujiazui Finance & Trade Cl. B        596,400
                                                      ------------
            Total Investments in China                   4,083,473
------------------------------------------------------------------
 DENMARK: 0.2%
     10,000 Den Danske Bank                                689,779
                                                      ------------
            Total Investments in Denmark                   689,779
------------------------------------------------------------------
 FINLAND: 0.2%
     12,000 Cultor OY Ser. 2                               496,620
                                                      ------------
            Total Investments in Finland                   496,620
------------------------------------------------------------------
 FRANCE: 5.2%
      3,000 Accor                                          388,401
     15,000 Assurance Generale de France                   502,348
     11,000 AXA                                            741,270
     10,000 Banque Nationale de Paris                      451,093
      7,000 Bouygues                                       705,146
      5,000 Cetelem                                        938,330
      7,000 Cie de St. Gobain                              763,324
     17,500 Cie de Suez                                    721,871
     25,500 Credit Commercial de France                  1,301,297
     10,000 Eramet                                         653,461
     10,000 Generale des Eaux SA                           998,366
     12,500 Lafarge SA                                     805,340
      3,000 LVMH                                           624,872
      1,178 Norbert Dentressangle                          151,790
      6,500 *Pechiney Cl A.                                225,383
     25,000 Pechiney International                         443,639
      7,500 Peugeot SA                                     989,381
     22,500 Seita                                          815,550
     14,515 SGS Thomson Micro                              555,761
     20,000 Total Cl. B                                  1,349,806
     25,000 Union Assurance de Paris                       652,951
     50,000 *Usinor Sacilor                                661,119
                                                      ------------
            Total Investments in France                 15,440,499
------------------------------------------------------------------

                                     MSF-22

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                VALUE
   SHARES                ISSUE                (NOTE 1A)

---------------------------------------------------------
 COMMON STOCK: (CONTINUED)
---------------------------------------------------------
 GERMANY: 5.6%
      1,500 Altana AG                        $    873,127
      2,800 Bayer AG                              738,794
      1,000 CKAG Colonia Konzern AG               836,528
      7,188 Commerzbank AG                      1,698,663
      2,500 Daimler-Benz AG                     1,258,278
      2,200 Degussa AG                            733,078
      6,500 *Fri. Krupp-Hoesch Krupp AG           811,084
      6,250 *Gildemeister AG                      566,399
      3,750 Hoechst AG                          1,016,905
      2,500 MAN AG                                676,194
      4,000 Mannesmann AG                       1,273,475
     45,000 *Metallgesellschaft                   985,012
     15,000 *Praktiker Bau Und                    459,045
     15,000 Schwarz Pharmacia                     737,191
      2,320 Siemens AG                          1,269,571
     24,000 SKW Trostberg AG                      506,100
     30,000 Veba AG                             1,273,614
      2,500 Volkswagen AG                         835,831
                                             ------------
            Total Investments in Germany       16,548,889
---------------------------------------------------------
 HONG KONG: 0.9%
    510,000 Cathay Pacific Airways                778,273
    239,000 Hong Kong Aircraft                    618,170
    330,000 Johnson Electrical Holdings           588,943
    425,000 Semi Tech                             684,287
                                             ------------
            Total Investments in Hong Kong      2,669,673
---------------------------------------------------------
 HUNGARY: 0.2%
     60,000 *MOL Magyar GDS                       487,500
                                             ------------
            Total Investments in Hungary          487,500
---------------------------------------------------------
 IRELAND: 0.5%
    200,000 Bank of Ireland                     1,459,854
                                             ------------
            Total Investments in Ireland        1,459,854
---------------------------------------------------------
 INDONESIA: 0.6%
    460,000 Anglo-Eastern Plantations             835,844
    299,375 Rea Holdings                          857,815
                                             ------------
            Total Investments in Indonesia      1,693,659
---------------------------------------------------------
 ISRAEL: 0.5%
     70,000 *Koor Industries Ltd. ADR           1,417,500
                                             ------------
            Total Investments in Isreal         1,417,500
---------------------------------------------------------

                                                         VALUE
   SHARES                    ISSUE                     (NOTE 1A)

------------------------------------------------------------------
 ITALY: 0.8%
    250,000 Ansaldo Trasporti                         $    391,185
     32,500 Edison                                         139,976
    225,000 Eni SPA                                        786,305
    200,000 Tecnost SPA                                    327,430
    505,000 *Telecom Italia Mobile                         888,768
                                                      ------------
            Total Investments in Italy                   2,533,664
------------------------------------------------------------------
 JAPAN: 13.1%
    130,000 Anritsu Corp.                                1,410,169
      1,070 *Asahi Glass Co. (Wts.)                        601,875
      1,205 *Best Denki Co. (Wts.)                         677,812
      1,940 *Casio Computer Co. (Wts.)                   1,261,000
      1,325 *Daido Steel Co. (Wts.)                        397,500
      7,750 *Dainichi Seika (Wts.)                         241,873
     85,000 Eiwa Corp.                                     831,477
      1,960 *Godo Steel (Wts.)                             220,500
      1,325 *Hankyu Corp. (Wts.)                           496,875
  2,510,000 ISR Group Ltd.                               2,145,459
     15,000 Keyence Corp.                                1,728,814
    135,000 Meitec Corp.                                 2,288,136
    210,000 Misawa Homes Co. Ltd.                        1,846,780
    255,000 Mitsukoshi                                   2,395,642
     28,000 Mitsumi Electric                               675,254
     19,000 MOS Food Services                              485,811
     18,500 Nintendo Co. Ltd.                            1,406,538
      8,645 *Nippon Ceramic Co. Ltd. (Wts.)                382,224
    330,000 Nippon Shinpan Co. Ltd.                      2,492,978
      1,000 *Nishio Rent All Co. (Wts.)                    512,500
    155,000 Nissho-Iwai Corp.                              795,642
    225,000 Prospect Japan Fund                          2,081,250
    135,000 *Prospect Japan Fund (Wts.)                    286,875
      1,115 *Ryobi (Wts.)                                  613,250
        690 *Shibusawa Warehouse (Wts.)                    621,000
      2,700 *Showa Sangyo Co. (Wts.)                     1,012,500
      3,975 *SNT Corp. (Wts.)                              413,524
     20,500 *Sumitomo Light Metal Co. (Wts.)               390,984
      2,340 *Sumitomo Metal Mining (Wts.)                   58,500
    460,000 Sumitomo Realty & Development Co. Ltd.       3,252,300
      2,940 *Tobu Railway Co. (Wts.)                       992,250
    230,000 *Tokio Marine & Fire Insurance Co. Ltd.      3,007,264
    145,000 Tokyo Nissan Auto Sales Co. Ltd.               947,942
    165,000 Tokyotokeiba Co.                               687,167
      4,195 *Toyo Engineering (Wts.)                     1,048,750
     12,000 *Yamazen Corp. (Wts.)                          228,869
                                                      ------------
            Total Investments in Japan                  38,937,284
------------------------------------------------------------------

                                     MSF-23

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                              VALUE
   SHARES                       ISSUE                       (NOTE 1A)

-----------------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
-----------------------------------------------------------------------
 KAZAKHSTAN: 0.2%
    149,159 Bakyrchik Gold PLC                             $    639,352
                                                           ------------
            Total Investments in Kazakhstan                     639,352
-----------------------------------------------------------------------
 MALAYSIA: 0.8%
    188,000 Landmarks BHD                                       250,203
    215,000 Tenaga Nasional BHD                                 846,557
    363,000 UMW Holdings BHD                                    971,926
    365,000 *Wembley Industries Holdings                        459,897
                                                           ------------
            Total Investments in Malaysia                     2,528,583
-----------------------------------------------------------------------
 MEXICO: 0.3%
    460,000 *Fondo Opcion S.A. de C.V. Ser. B                   465,068
    830,000 *William Resources, Inc.                            565,287
                                                           ------------
            Total Investments in Mexico                       1,030,355
-----------------------------------------------------------------------
 NETHERLANDS: 1.2%
     20,000 Gist-Brocades NV                                    595,750
     25,000 IHC Caland NV                                       841,279
     10,000 International Nederlanden Group NV                  668,038
      7,500 Nutricia Ver Bedrj                                  606,655
      5,500 Ver Ned Uitgevers                                   755,063
                                                           ------------
            Total Investments in Netherlands                  3,466,785
-----------------------------------------------------------------------
 NEW ZEALAND: 0.7%
  6,500,000 *Corporate Investments Ltd.                       1,657,296
    200,000 Fernz Corp.                                         528,243
                                                           ------------
            Total Investments in New Zealand                  2,185,539
-----------------------------------------------------------------------
 NORWAY: 0.5%
     20,000 Nera AS                                             650,448
     17,500 Norsk Hydro AS                                      734,911
                                                           ------------
            Total Investments in Norway                       1,385,359
-----------------------------------------------------------------------
 PACIFIC BASIN: 0.4%
  9,881,560 *Master Plan Mineral & Petroleum Development        723,659
     52,500 Pacific Basin Bulk Shipping                         613,594
     15,000 *Pacific Basin Bulk Shipping (Wts.)                  10,781
                                                           ------------
            Total Investments in Pacific Basin                1,348,034
-----------------------------------------------------------------------
 PHILLIPPINES: 0.7%
  1,290,000 *TVI Pacific, Inc.                                2,078,360
                                                           ------------
            Total Investments in Phillippines                 2,078,360
-----------------------------------------------------------------------
 POLAND: 0.3%
     86,500 *Bank Gdanski GDR SA                                841,212
                                                           ------------
            Total Investments in Poland                         841,212
-----------------------------------------------------------------------

                                                      VALUE
   SHARES                   ISSUE                   (NOTE 1A)

---------------------------------------------------------------
 RUSSIA: 2.1%
 33,900,000 Bula Resources Holdings                $  1,316,198
  5,000,000 Dana Petroleum                              737,692
    625,000 *Eurogas Corp.                              389,052
     50,000 *First Russian Frontier Trust               473,676
     10,000 *First Russian Frontier Trust (Wts.)         36,496
 12,000,000 *Star Mining Corp.                        1,516,278
  1,280,000 Vanguard Petroleum Ltd.                     256,875
  2,186,000 *Xavier Mines Ltd.                        1,376,756
                                                   ------------
            Total Investments in Russia               6,103,023
---------------------------------------------------------------
 SINGAPORE: 0.4%
    765,000 Comfort Group                               648,993
     88,000 Jurong Shipyard                             678,119
                                                   ------------
            Total Investments in Singapore            1,327,112
---------------------------------------------------------------
 SOUTH AFRICA: 0.7%
    582,500 *United Reef Ltd.                           217,558
    104,600 Western Areas Gold Mining Ltd. ADR        1,765,125
                                                   ------------
            Total Investments in South Africa         1,982,683
---------------------------------------------------------------
 SOUTH KOREA: 0.4%
     30,000 #*CITC Frontier Fund PLC                    529,200
     65,000 *Yellow Sea Investment Co.                  597,350
                                                   ------------
            Total Investments in South Korea          1,126,550
---------------------------------------------------------------
 SPAIN: 1.1%
     80,000 *Asturiana de Zinc                          634,460
     15,500 Banco Bilbao Vizcaya                        558,409
      3,833 *Banco Espanol de Credito                    26,543
     32,500 Empresa Nacional de Celulosas               527,824
     15,490 Empresa Nacional de Electricidad            877,298
     22,300 Repsol SA                                   730,771
                                                   ------------
            Total Investments in Spain                3,355,305
---------------------------------------------------------------
 SUDAN: 0.1%
    115,000 Arakis Energy Corp.                         348,594
                                                   ------------
            Total Investments in Sudan                  348,594
---------------------------------------------------------------
 SWEDEN: 0.4%
     11,500 Autoliv AB                                  672,018
     50,000 Lindex AB                                   640,089
                                                   ------------
            Total Investments in Sweden               1,312,107
---------------------------------------------------------------
 SWITZERLAND: 1.3%
      1,500 Alusuisse-Lonza                           1,188,557
        370 BBC Brown Boveri AG                         429,822
      8,700 CS Holdings                                 891,873

                                     MSF-24

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

                                                     VALUE
   SHARES                  ISSUE                   (NOTE 1A)

--------------------------------------------------------------
 COMMON STOCK: (CONTINUED)
--------------------------------------------------------------
      2,200 Danzas Holdings                       $    457,737
        100 Roche Holdings AG                          791,071
                                                  ------------
            Total Investments in Switzerland         3,759,060
--------------------------------------------------------------
 TAJIKISTAN: 0.9%
  1,640,900 Nelson Gold Ltd.                         2,547,571
                                                  ------------
            Total Investments in Tajikistan          2,547,571
--------------------------------------------------------------
 TANZANIA: 0.2%
  2,750,000 Palace Exploration, Inc.                   161,113
  1,258,000 *Tan Range Exploration Corp. Cl. A         561,977
  1,008,000 *Tan Range Exploration Corp. (Wts.)              0
                                                  ------------
            Total Investments in Tanzania              723,090
--------------------------------------------------------------
 THAILAND: 0.5%
  1,370,000 Siam Trading                             1,504,943
                                                  ------------
            Total Investments in Thailand            1,504,943
--------------------------------------------------------------
 UKRAINE: 1.4%
  4,254,800 *Emtech (Bermuda) Units                  4,299,981
                                                  ------------
            Total Investments in Ukraine             4,299,981
--------------------------------------------------------------
 UNITED KINGDOM: 14.0%
  1,250,000 *Alexon Group PLC                        1,591,862
  1,887,500 Arcadian International PLC               1,604,917
    565,000 *Ascot Holdings                          2,325,283
  2,701,241 BCE Holdings                               943,903
  4,750,000 *Birse Group PLC                         1,198,750
    250,000 Brightstone Properties                     378,553
     90,000 *British Biotech                         2,543,873
    335,000 BTR PLC                                  1,706,476
    120,000 Caffyns                                    456,593
    537,492 *Celsis International                    1,085,168
    800,000 *Eleco Holdings                            378,941
  1,000,000 Electrophoretics                         2,873,117
    400,000 *Energy Capital Investments                568,411
    299,400 *Euro Sales Finance Cl. A                  581,224
    375,000 Geest PLC                                1,106,538
  1,980,000 *Great Western Resources                   353,626
    740,000 Hampden Homecare Group PLC                 913,651
  4,262,500 Hobson PLC                               2,035,594
    100,000 Johnson Fry Holdings                       194,906
    615,000 Kemgas International Ltd.                1,171,000
    275,000 Medeva PLC                               1,153,129
  1,500,000 Melrose Energy                             925,998
    300,000 *Melrose Energy (Nil Paid)                  25,625

                                                                       VALUE
   SHARES                           ISSUE                            (NOTE 1A)

--------------------------------------------------------------------------------
    100,000 National Westminster Bank PLC                           $  1,007,144
    722,000 Panther Securities PLC                                       734,446
    100,000 *Panther Securities PLC (Wts.)                                 9,318
    420,000 *Premium Underwriting                                        792,514
    777,099 RAP Group                                                  1,876,672
  5,791,666 Rhino Group                                                1,214,280
    200,000 Sainsbury PLC                                              1,219,133
     62,500 Securicor Group Cl. A                                        859,023
  1,238,888 *Simon Engineering PLC                                     1,404,548
    710,945 Sims Food Group PLC                                          386,443
    400,000 *Tadpole Technology                                          475,229
  1,653,979 Turbo Genset, Inc. Cl. A                                   1,029,573
 30,900,000 *United Breweries PLC                                        839,804
  7,500,000 *Upton & Southern Holdings PLC                               349,433
    750,000 *Upton & Southern Holdings PLC (Wts.)                         11,648
    300,000 Voyageur                                                     358,751
  1,890,400 *Waverley Mining Finance PLC                               2,774,387
  3,521,073 World Fluids Holdings PLC                                    205,063
    100,000 *XCL                                                          41,155
                                                                    ------------
            Total Investments in the United Kingdom                   41,705,702
--------------------------------------------------------------------------------
 ZAMBIA: 0.1%
    180,000 *Zambia Consolidated Copper Cl. B                            223,637
                                                                    ------------
            Total Investments in Zambia                                  223,637
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost: $204,787,390).................................    201,094,236
                                                                    ------------
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 0.1%
--------------------------------------------------------------------------------
 UNITED KINGDOM: 0.1%
    295,000 Upton & Southern Holdings Cvt. Pfd.                          426,075
                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCK (Cost: $456,233)...        426,075
                                                                    ------------
--------------------------------------------------------------------------------
 PREFERRED STOCK: 0.9%
--------------------------------------------------------------------------------
 BALTIC STATES: 0.3%
      7,500 Baltic Republic Fund Pfd.                                    817,500
                                                                    ------------
            Total Investments in Baltic States                           817,500
--------------------------------------------------------------------------------
 GERMANY: 0.6%
        800 Boss (Hugo) AG Pfd.                                          664,204
      7,500 Fresenius AG Pfd.                                            711,049
        400 Sander (Jil) AG Pfd.                                         295,573
                                                                    ------------
            Total Investments in Germany.........................      1,670,826
                                                                    ------------
            TOTAL PREFERRED STOCK
            (Cost: $2,185,520)...................................      2,488,326
                                                                    ------------
--------------------------------------------------------------------------------

                                     MSF-25

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO (CONTINUED)
DECEMBER 31, 1995

------------------------------------------------------------------------------
               FACE                             INTEREST MATURITY    VALUE
              AMOUNT              ISSUE           RATE     DATE    (NOTE 1A)
------------------------------------------------------------------------------
 CONVERTIBLE BONDS: 6.0%
------------------------------------------------------------------------------
 France    $     56,566   AXA                   4.500%     1/1/99 $     40,222
 Hong Kong      880,000   S Megga International 2.500%     1/4/02      598,400
 Hong Kong    1,350,000   Sino Land Co.         5.000%   10/21/00    1,429,313
 Japan      270,000,000   Hankyu Corp.          1.250%    9/30/98    2,650,969
 Japan        6,610,000   Mitsubishi Bank       3.500%    3/31/04    6,919,844
 Japan        3,300,000   NEC Corp.             1.000%    3/31/99    3,347,204
 Malaysia       990,000   Aokam Perdana         3.500%    6/13/04      759,825
 Thailand     2,795,000   NTS Steel Group       4.000%   12/16/08    1,383,525
 Thailand       915,000   Tanayong Public       3.500%    3/01/04      645,075
                                                                  ------------
           TOTAL CONVERTIBLE BONDS
           (Cost: $16,553,767)..................................    17,774,377
                                                                  ------------
------------------------------------------------------------------------------
           TOTAL INVESTMENTS: 74.6%
           (Cost: $223,982,910).................................   221,783,014
           OTHER ASSETS LESS LIABILITIES: 25.4%.................    75,678,027
                                                                  ------------
           TOTAL NET ASSETS: 100.0%.............................  $297,461,041
                                                                  ============
------------------------------------------------------------------------------

                              # Illiquid security.
                        * Non-income producing security.
                       See Notes to Financial Statements


                                     MSF-26

METROPOLITAN SERIES FUND, INC.

INDUSTRY DIVERSIFICATION

--------------------------------------------------------------------------------
INTERNATIONAL STOCK PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS

Airlines................................................................... 0.4%
Automotive................................................................. 2.5
Banking.................................................................... 7.3
Beverages.................................................................. 2.8
Broadcasting & Publishing.................................................. 0.3
Building................................................................... 1.9
Building................................................................... 1.5
Business Services.......................................................... 2.5
Chemicals.................................................................. 2.7
Electrical Equipment....................................................... 5.8
Financial Services......................................................... 4.6
Foods...................................................................... 2.8
Health & Personal Care..................................................... 4.8
Industrial - Miscellaneous................................................. 1.9
Industrial - Miscellaneous................................................. 0.8
Insurance.................................................................. 3.9
Leisure.................................................................... 2.3
Machinery.................................................................. 4.8
Metals - Steel & Iron...................................................... 2.3

Metals - Gold............................................................   9.7%
Metals - Miscellaneous...................................................   3.2
Miscellaneous............................................................   1.5
Miscellaneous Materials..................................................   4.6
Office Equipment.........................................................   0.1
Offshore Funds & Investment Trusts.......................................   2.3
Oil - Domestic...........................................................   4.5
Oil - International......................................................   0.4
Paper....................................................................   0.2
Railroad.................................................................   2.5
Real Estate..............................................................   3.1
Recreation...............................................................   1.5
Retail Trade.............................................................   4.6
Telecommunications.......................................................   0.4
Textiles & Apparel.......................................................   0.6
Transportation - Trucking................................................   0.3
Utilities - Electric.....................................................   1.9
Utilities - Water........................................................   0.5
Wholesale & International Trade..........................................   2.2
                                                                          -----
                                                                          100.0%
                                                                          =====

See Notes to Financial Statements.

                                     MSF-27

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


                                                      GROWTH         INCOME
                                                    PORTFOLIO      PORTFOLIO
                                                  --------------  ------------
ASSETS:
         Investment, at value (Note 1A) (1).....  $1,096,327,264  $345,910,339
         Cash...................................             950           541
         Cash denominated in foreign currencies
          (2)...................................              --            --
         Receivable for investment securities
          sold..................................         965,684     2,585,401
         Receivable for fund shares sold........         675,255       455,371
         Receivable for dividends and interest..       1,424,371     5,976,347
         Unrealized appreciation on forward con-
          tracts (Note 7).......................              --       181,720
         Other assets...........................             202        88,859
                                                  --------------  ------------
             TOTAL ASSETS.......................   1,099,393,726   355,198,578
                                                  --------------  ------------
LIABILITIES:
         Payable for capital stock repurchased..          10,023           125
         Payable for investment securities pur-
          chased................................       4,348,881     5,164,682
         Accrued investment management fee (Note
          3)....................................         229,442        73,160
         Accrued and other liabilities..........          54,783        47,583
                                                  --------------  ------------
             TOTAL LIABILITIES..................       4,643,129     5,285,550
                                                  --------------  ------------
                                                  $1,094,750,597  $349,913,028
                                                  ==============  ============
NET
 ASSETS:
         Composition of Net Assets:
         Paid-in-capital........................     863,848,660   341,054,464
         Undistributed (overdistributed) net in-
          vestment income (loss)................        (108,976)    1,648,141
         Net unrealized appreciation (deprecia-
          tion).................................     228,543,295    14,525,062
         Accumulated net realized gain (loss) ..       2,467,618    (7,314,639)
                                                  --------------  ------------
             NET ASSETS.........................  $1,094,750,597  $349,913,028
                                                  ==============  ============
             SHARES OUTSTANDING.................      39,717,503    27,489,851
                                                  ==============  ============
             NET ASSET VALUE PER SHARE..........          $27.56        $12.73
                                                  ==============  ============
            -------------------------------------------------------------------
            Notes:
         (1) Investments, at cost...............    $867,783,969  $331,561,431
         (2) Cost of foreign currency...........              --            --

            See Notes to Financial Statements.

                                     MSF-28

--------------------------------------------------------------------------------

   MONEY                         AGGRESSIVE        STOCK        INTERNATIONAL
  MARKET       DIVERSIFIED         GROWTH          INDEX            STOCK
 PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------   --------------    ------------    ------------    -------------
$40,219,899   $1,110,947,646    $930,656,825    $637,922,157    $221,783,014
     79,322              650             827          55,596      14,199,155
         --               --              --              --      64,126,393
         --        4,187,691      46,082,605       1,308,104         311,281
     60,629          886,839       4,050,173         572,660         505,735
    115,565        8,988,955         747,964       1,256,334         323,621
         --          227,542              --              --              --
         16          113,091          11,570           1,964         349,271
-----------   --------------    ------------    ------------    ------------
 40,475,431    1,125,352,414     981,549,964     641,116,815     301,598,470
-----------   --------------    ------------    ------------    ------------
      1,789           16,278              --              --           3,679
         --       10,194,862      21,967,194       5,114,386       3,831,521
      8,489          233,658         597,540         132,417         207,084
      8,878           74,019          69,997          46,773          95,145
-----------   --------------    ------------    ------------    ------------
     19,156       10,518,817      22,634,731       5,293,576       4,137,429
-----------   --------------    ------------    ------------    ------------
$40,456,275   $1,114,833,597    $958,915,233    $635,823,239    $297,461,041
===========   ==============    ============    ============    ============
 40,447,254      967,471,372     822,003,215     487,663,404     301,157,412
      6,496       (4,529,347)       (899,023)        (22,936)     (1,444,824)
         --      142,881,779     141,226,595     147,414,903      (6,426,580)
      2,525        9,009,793      (3,415,554)        767,868       4,175,033
-----------   --------------    ------------    ------------    ------------
$40,456,275   $1,114,833,597    $958,915,233    $635,823,239    $297,461,041
===========   ==============    ============    ============    ============
  3,873,237       69,897,402      37,072,220      34,253,993      24,201,993
===========   ==============    ============    ============    ============
     $10.45           $15.95          $25.87          $18.56          $12.29
===========   ==============    ============    ============    ============

-----------------------------------------------------------------------------
$40,219,899     $968,287,170    $789,430,230    $490,507,254    $223,982,910
         --               --              --              --      68,429,624

                                     MSF-29

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                         GROWTH      INCOME
                                                       PORTFOLIO    PORTFOLIO
                                                      ------------ -----------
INVESTMENInterestT(Note 1B).........................    $1,581,723 $22,553,470
INCOME:  Dividends (Note 1B) .......................    14,557,479          --
                                                      ------------ -----------
             Total investment income, net of with-
              holding taxes (1).....................    16,139,202  22,553,470
                                                      ------------ -----------
EXPENSES:
         Investment management fee .................     2,282,444     767,157
         Printing and distribution fees.............       278,633      98,302
         Custodian and transfer agent fees..........       161,071     134,012
         Director's fees ...........................        16,790      16,790
         Other operating expenses ..................        44,829      31,351
                                                      ------------ -----------
             Total expenses ........................     2,783,767   1,047,612
                                                      ------------ -----------
             NET INVESTMENT INCOME (LOSS)...........    13,355,435  21,505,858
                                                      ------------ -----------
         Investments................................    35,869,486   5,020,069
NET      Foreign currency transactions .............            --     594,284
REALIZED
GAIN                                                  ------------ -----------
(LOSS)       NET REALIZED GAIN .....................    35,869,486   5,614,353
ON:
                                                      ------------ -----------
NET
UNREALIZED
APPRECIATION
(DEPRECIATION):
         Beginning of period investments and foreign
          currency holdings (Note 4) (Note 7).......    21,683,841 (12,738,617)
         End of period investments and foreign cur-
          rency holdings (Note 4) (Note 7) .........   228,543,295  14,525,062
                                                      ------------ -----------
             NET UNREALIZED APPRECIATION (DEPRECIA-
              TION).................................   206,859,454  27,263,679
                                                      ------------ -----------
             NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ......................  $256,084,375 $54,383,890
                                                      ============ ===========
            -------------------------------------------------------------------
         Notes:
         (1) Withholding taxes......................      $145,698     $17,167

            See Notes to Financial Statements.


                                     MSF-30

--------------------------------------------------------------------------------

   MONEY                          AGGRESSIVE          STOCK         INTERNATIONAL
   MARKET      DIVERSIFIED          GROWTH            INDEX             STOCK
 PORTFOLIO      PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
 ----------    ------------      ------------      ------------     -------------
 $2,455,880     $32,460,473        $2,660,653          $228,617        $331,446
         --       8,774,313         3,163,544        12,034,799       2,976,332
 ----------    ------------      ------------      ------------      ----------
  2,455,880      41,234,786         5,824,197        12,263,416       3,307,778
 ----------    ------------      ------------      ------------      ----------
    104,346       2,431,711         5,824,030         1,202,788       2,035,593
     13,720         310,108           240,740           144,249         156,231
     44,443         250,035           164,662           146,252         503,531
     16,790          16,790            16,790            16,790          16,790
     24,891          44,160            43,372            36,320          30,840
 ----------    ------------      ------------      ------------      ----------
    204,190       3,052,804         6,289,594         1,546,399       2,742,985
 ----------    ------------      ------------      ------------      ----------
  2,251,690      38,181,982          (465,397)       10,717,017         564,793
 ----------    ------------      ------------      ------------      ----------
        161      34,881,053        96,911,708         3,287,091      (7,148,124)
         --         819,761                --                --      11,651,709
 ----------    ------------      ------------      ------------      ----------
        161      35,700,814        96,911,708         3,287,091       4,503,585
 ----------    ------------      ------------      ------------      ----------
         --     (13,077,784)       54,191,810        14,557,357      (4,241,184)
         --     142,881,779       141,226,595       147,414,903      (6,426,580)
 ----------    ------------      ------------      ------------      ----------
         --     155,959,563        87,034,785       132,857,546      (2,185,396)
 ----------    ------------      ------------      ------------      ----------
 $2,251,851    $229,842,359      $183,481,096      $146,861,654      $2,882,982
 ==========    ============      ============      ============      ==========
---------------------------------------------------------------------------------
         --        $123,603          $107,147           $74,220        $402,016


                                     MSF-31

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                            GROWTH                       INCOME                   MONEY MARKET
                                           PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                  ----------------------------  --------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
                                   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                      ENDED          ENDED         ENDED         ENDED         ENDED         ENDED
OPERATIONS:                        DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                       1995           1994          1995          1994          1995          1994
                                  --------------  ------------  ------------  ------------  ------------  ------------
        Net investment income
         (loss).................     $13,355,435   $10,056,040   $21,505,858   $20,598,703   $2,251,690    $1,511,945
        Net realized gain (loss)
         from investment and
         foreign currency
         transactions...........      35,869,486    19,583,700     5,614,353   (14,615,349)         161           289
        Unrealized appreciation
         (depreciation) of
         investments and foreign
         currency holdings......     206,859,454   (54,777,145)   27,263,679   (15,925,405)          --            --
                                  --------------  ------------  ------------  ------------  -----------   -----------
        Net increase (decrease)
         in net assets resulting
         from operations........     256,084,375   (25,137,405)   54,383,890    (9,942,051)   2,251,851     1,512,234
                                  --------------  ------------  ------------  ------------  -----------   -----------
DISTRIBUTIONS
TO
SHAREHOLDERS:
        Net investment income...     (13,305,066)  (10,033,000)  (20,532,059)  (19,778,000)  (2,251,639)   (1,495,000)
        Net realized gain from
         investment
         transactions...........     (40,353,389)  (13,173,038)           --            --         (289)           --
                                  --------------  ------------  ------------  ------------  -----------   -----------
        Total Distributions
         (Note 6)...............     (53,658,455)  (23,206,038)  (20,532,059)  (19,778,000)  (2,251,928)   (1,495,000)
                                  --------------  ------------  ------------  ------------  -----------   -----------
CAPITAL
SHARE
TRANSACTIONS:
        Net proceeds from sale
         of shares..............     103,922,730   142,725,802    44,596,378    31,064,352   21,703,650    14,031,251
        Net asset value of
         shares issued to
         shareholders in
         reinvestment of
         distributions..........      53,658,455    23,206,038    20,532,059    19,778,000    2,251,928     1,495,000
        Shares redeemed.........     (11,689,626)  (11,568,136)  (24,725,915)  (45,439,146) (23,460,524)  (19,903,197)
        Substitutions (Note 8)..              --            --            --            --           --            --
                                  --------------  ------------  ------------  ------------  -----------   -----------
        Net Capital Stock
         Transactions (Note 5)..     145,891,559   154,363,704    40,402,522     5,403,206      495,054    (4,376,946)
                                  --------------  ------------  ------------  ------------  -----------   -----------
        NET INCREASE (DECREASE)
         IN NET ASSETS..........     348,317,479   106,020,261    74,254,353   (24,316,845)     494,977    (4,359,712)
        NET ASSETS: Beginning of
         period.................     746,433,118   640,412,857   275,658,675   299,975,520   39,961,298    44,321,010
                                  --------------  ------------  ------------  ------------  -----------   -----------
        NET ASSETS: End of
         period.................  $1,094,750,597  $746,433,118  $349,913,028  $275,658,675  $40,456,275   $39,961,298
                                  ==============  ============  ============  ============  ===========   ===========

          ---------------------------------------------------------------------
          See Notes to Financial Statements.

                                     MSF-32

--------------------------------------------------------------------------------

        DIVERSIFIED               AGGRESSIVE GROWTH              STOCK INDEX             INTERNATIONAL STOCK
         PORTFOLIO                    PORTFOLIO                   PORTFOLIO                   PORTFOLIO
----------------------------  --------------------------  --------------------------  --------------------------
 FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
    ENDED          ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
 DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
     1995           1994          1995          1994          1995          1994          1995          1994
 ------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
   $38,181,982   $31,661,634     ($465,397)   $1,181,813   $10,717,017    $8,084,285      $564,793      $188,980
    35,700,814    (1,563,771)   96,911,708   (11,669,134)    3,287,091     2,120,555     4,503,585    12,953,108
   155,959,563   (59,099,242)   87,034,785     3,037,483   132,857,546    (5,577,832)   (2,185,396)  (13,777,142)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   229,842,359   (29,001,379)  183,481,096    (7,449,838)  146,861,654     4,627,008     2,882,982      (635,054)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   (38,212,420)  (31,965,725)           --    (1,216,000)  (10,707,245)   (7,987,000)     (931,206)      (27,000)
   (31,703,894)   (4,236,080)  (89,053,728)     (210,244)   (3,203,702)   (4,959,963)   (1,728,334)  (13,395,442)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   (69,916,314)  (36,201,805)  (89,053,728)   (1,426,244)  (13,910,947)  (12,946,963)   (2,659,540)  (13,422,442)
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    65,067,419   178,226,077   211,278,782   225,182,181   132,769,445    86,148,938    47,009,355   168,836,697
    69,916,314    36,201,806    89,053,728     1,426,245    13,910,947    12,946,963     2,659,540    13,422,442
   (72,901,909)  (41,157,082)  (25,891,494)  (15,634,001)   (6,808,814)  (10,475,425)  (25,383,675)  (16,030,074)
            --    40,960,412            --            --            --            --            --            --
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    62,081,824   214,231,213   274,441,016   210,974,425   139,871,578    88,620,476    24,285,220   166,229,065
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   222,007,869   149,028,029   368,868,384   202,098,343   272,822,285    80,300,521    24,508,662   152,171,569
   892,825,728   743,797,699   590,046,849   387,948,506   363,000,954   282,700,433   272,952,379   120,780,810
--------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$1,114,833,597  $892,825,728  $958,915,233  $590,046,849  $635,823,239  $363,000,954  $297,461,041  $272,952,379
==============  ============  ============  ============  ============  ============  ============  ============

--------------------------------------------------------------------------------

                                     MSF-33

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              GROWTH PORTFOLIO
                             --------------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                             --------------------------------------------------
                                1995      1994     1993     1992     1991
                                                  -----------------------------
-------------------------------------------------------------------------------
  NET ASSET VALUE: Begin-
   ning of period..........     $21.81  $23.27    $21.72   $21.56   $17.20
-------------------------------------------------------------------------------
  Investment Operations:
   Net investment income...        .35     .30       .28      .34      .41
   Net realized and
    unrealized gain
    (loss).................       6.83   (1.06)     3.24     2.13     5.39
                             ---------- -------- -------- -------- --------
     Total From Investment
      Operations...........       7.18    (.76)     3.52     2.47     5.80
                             ---------- -------- -------- -------- --------
  Less Distributions:
   Dividends from net in-
    vestment income........       (.35)   (.30)     (.28)    (.29)    (.42)
   Distributions from net
    realized capital
    gains..................      (1.08)   (.40)    (1.69)   (2.02)   (1.02)
                             ---------- -------- -------- -------- --------
     Total Distributions...      (1.43)   (.70)    (1.97)   (2.31)   (1.44)
                             ---------- -------- -------- -------- --------
-------------------------------------------------------------------------------
  NET ASSET VALUE: End of
   period..................     $27.56  $21.81    $23.27   $21.72   $21.56
-------------------------------------------------------------------------------
   Total Return............      33.14%  (3.25)%   14.40%   11.56%   33.09%
  Supplemental
   Data/Significant Ratios:
   Net assets at end of pe-
    riod (000's)...........  $1,094,751 $746,433 $640,413 $351,028 $232,160
   Operating expenses to
    average net assets.....       0.31%   0.32%     0.28%    0.25%    0.25%
   Net investment income to
    average net assets.....       1.46%   1.40%     1.19%    1.52%    2.04%
   Portfolio turnover (1)..      42.52%  57.27%    66.27%   63.74%   62.29%

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate acount level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 amounted to $489,702,902 and $377,323,949, respectively.
 See Notes to Financial Statements.

                                     MSF-34

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               INCOME PORTFOLIO
                                -----------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1995     1994     1993     1992    1991
                                                   ----------------------------
-------------------------------------------------------------------------------
  NET ASSET VALUE: Beginning
   of period..................   $11.32  $12.59    $12.22   $12.32  $11.16
-------------------------------------------------------------------------------
  Investment Operations:
   Net investment income......      .83     .91       .83      .90     .94
   Net realized and unrealized
    gain (loss)...............     1.38   (1.31)      .86     (.05)   1.14
                                -------- -------- -------- -------- -------
     Total From Investment Op-
      erations................     2.21    (.40)     1.69      .85    2.08
                                -------- -------- -------- -------- -------
  Less Distributions:
   Dividends from net invest-
    ment income...............     (.80)   (.87)     (.88)    (.71)   (.92)
   Distributions from net re-
    alized capital gains......       --       --     (.44)    (.24)     --
                                -------- -------- -------- -------- -------
     Total Distributions......     (.80)   (.87)    (1.32)    (.95)   (.92)
                                -------- -------- -------- -------- -------
-------------------------------------------------------------------------------
  NET ASSET VALUE: End of pe-
   riod.......................   $12.73  $11.32    $12.59   $12.22  $12.32
-------------------------------------------------------------------------------
   Total Return...............    19.55%  (3.15)%   11.36%    6.91%  17.31%
  Supplemental
   Data/Significant Ratios:
   Net assets at end of period
    (000's)...................  $349,913 $275,659 $299,976 $156,245 $87,412
   Operating expenses to aver-
    age net assets............     0.34%   0.35%     0.32%    0.25%   0.25%
   Net investment income to
    average net assets........     7.01%   7.02%     6.39%    7.16%   7.61%
   Portfolio turnover (1).....   102.88% 141.15%   136.98%  151.74%  78.87%

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate acount level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 amounted to $332,005,213 and $299,203,930, respectively.
 See Notes to Financial Statements.

                                     MSF-35

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              MONEY MARKET PORTFOLIO
                                    -------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                    -------------------------------------------
                                     1995    1994    1993    1992    1991
                                                     --------------------------
-------------------------------------------------------------------------------
  NET ASSET VALUE: Beginning of
   period.........................  $10.48  $10.49  $10.52  $10.59  $10.67
-------------------------------------------------------------------------------
  Investment Operations:
   Net investment income..........     .59     .40     .28     .39     .57
                                    ------- ------- ------- ------- -------
     Total From Investment Opera-
      tions.......................     .59     .40     .28     .39     .57
                                    ------- ------- ------- ------- -------
  Less Distributions:
   Dividends from net investment
    income........................    (.62)   (.41)   (.31)   (.46)   (.65)
                                    ------- ------- ------- ------- -------
     Total Distributions..........    (.62)   (.41)   (.31)   (.46)   (.65)
                                    ------- ------- ------- ------- -------
-------------------------------------------------------------------------------
  NET ASSET VALUE: End of period..  $10.45  $10.48  $10.49  $10.52  $10.59
-------------------------------------------------------------------------------
   Total Return...................    5.59%   3.85%   2.90%   3.73%   6.10%
  Supplemental Data/Significant
   Ratios:
   Net assets at end of period
    (000's).......................  $40,456 $39,961 $44,321 $55,412 $70,946
   Operating expenses to average
    net assets....................    0.49%   0.44%   0.38%   0.25%   0.25%
   Net investment income to aver-
    age net assets................    5.39%   3.76%   2.85%   3.68%   5.93%
   Portfolio turnover.............      N/A     N/A     N/A     N/A     N/A

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 See Notes to Financial Statements.

                                     MSF-36

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           DIVERSIFIED PORTFOLIO
                             --------------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                             --------------------------------------------------
                                1995      1994     1993     1992     1991
                                                  -----------------------------
-------------------------------------------------------------------------------
  NET ASSET VALUE: Begin-
   ning of period..........     $13.40  $14.41    $13.58   $13.61   $11.47
-------------------------------------------------------------------------------
  Investment Operations:
   Net investment income...        .59     .51       .46      .53      .62
   Net realized and
    unrealized gain
    (loss).................       3.02    (.95)     1.58      .74     2.23
                             ---------- -------- -------- -------- --------
     Total From Investment
      Operations...........       3.61    (.44)     2.04     1.27     2.85
                             ---------- -------- -------- -------- --------
  Less Distributions:
   Dividends from net in-
    vestment income........       (.58)   (.50)     (.54)    (.55)    (.62)
   Distributions from net
    realized capital
    gains..................       (.48)   (.07)     (.67)    (.75)    (.09)
                             ---------- -------- -------- -------- --------
     Total Distributions...      (1.06)   (.57)    (1.21)   (1.30)    (.71)
                             ---------- -------- -------- -------- --------
-------------------------------------------------------------------------------
  NET ASSET VALUE: End of
   period..................     $15.95  $13.40    $14.41   $13.58   $13.61
-------------------------------------------------------------------------------
   Total Return............      27.03%  (3.06)%   12.75%    9.48%   24.84%
  Supplemental
   Data/Significant Ratios:
   Net assets at end of pe-
    riod (000's)...........  $1,114,834 $892,826 $743,798 $334,480 $232,276
   Operating expenses to
    average net assets.....       0.31%   0.32%     0.29%    0.25%    0.25%
   Net investment income to
    average net assets.....       3.92%   3.66%     3.16%    3.85%    4.94%
   Portfolio turnover (1)..      79.29%  96.49%    95.84%  114.67%   70.56%

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate acount level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 amounted to $762,472,356 and $745,575,956, respectively.
 See Notes to Financial Statements.

                                     MSF-37

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            AGGRESSIVE GROWTH PORTFOLIO
                                    -------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                    -------------------------------------------
                                      1995     1994     1993     1992    1991
                                                   ----------------------------
-------------------------------------------------------------------------------
  NET ASSET VALUE: Beginning of
   period.........................  $22.05   $22.54    $19.52   $18.11  $10.95
-------------------------------------------------------------------------------
  Investment Operations:
   Net investment income (loss)...    (.01)     .05       .04      .08     .06
   Net realized and unrealized
    gain (loss)...................    6.50     (.48)     5.06     1.77    7.25
                                    -------- -------- -------- -------- -------
     Total From Investment Opera-
      tions.......................    6.49     (.43)     5.10     1.85    7.31
                                    -------- -------- -------- -------- -------
  Less Distributions:
   Dividends from net investment
    income........................       --    (.05)     (.06)    (.10)   (.07)
   Distributions from net realized
    capital gains.................   (2.67)    (.01)    (2.02)    (.34)   (.08)
                                    -------- -------- -------- -------- -------
     Total Distributions..........   (2.67)    (.06)    (2.08)    (.44)   (.15)
                                    -------- -------- -------- -------- -------
-------------------------------------------------------------------------------
  NET ASSET VALUE: End of period..  $25.87   $22.05    $22.54   $19.52  $18.11
-------------------------------------------------------------------------------
   Total Return...................   29.50%   (1.88)%   22.63%   10.39%  66.41%
  Supplemental Data/Significant
   Ratios:
   Net assets at end of period
    (000's).......................  $958,915 $590,047 $387,949 $129,249 $45,858
   Operating expenses to average
    net assets....................    0.81%    0.82%     0.79%    0.75%   0.75%
   Net investment income (loss) to
    average net assets............   (0.06%)   0.24%     0.18%    0.46%   0.45%
   Portfolio turnover (1).........  255.83%  186.52%   120.82%  100.95% 146.12%

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 amounted to $2,021,984,610 and $1,889,874,185, respectively.
 See Notes to Financial Statements.

                                     MSF-38

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               STOCK INDEX PORTFOLIO
                                    -------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                    -------------------------------------------
                                      1995     1994     1993     1992    1991
                                                   ----------------------------
-------------------------------------------------------------------------------
  NET ASSET VALUE: Beginning of
   period.........................   $13.87   $14.25   $13.27   $12.76   $9.96
-------------------------------------------------------------------------------
  Investment Operations:
   Net investment income..........      .32      .33      .35      .36     .35
   Net realized and unrealized
    gain (loss)...................     4.79     (.17)     .98      .60    2.82
                                    -------- -------- -------- -------- -------
     Total From Investment Opera-
      tions.......................     5.11      .16     1.33      .96    3.17
                                    -------- -------- -------- -------- -------
  Less Distributions:
   Dividends from net investment
    income........................     (.32)    (.32)    (.35)    (.26)   (.37)
   Distributions from net realized
    capital gains.................     (.10)    (.22)      --     (.19)     --
                                    -------- -------- -------- -------- -------
     Total Distributions..........     (.42)    (.54)    (.35)    (.45)   (.37)
                                    -------- -------- -------- -------- -------
-------------------------------------------------------------------------------
  NET ASSET VALUE: End of period..   $18.56   $13.87   $14.25   $13.27  $12.76
-------------------------------------------------------------------------------
   Total Return...................    36.87%    1.18%    9.54%    7.44%  29.76%
  Supplemental Data/Significant
   Ratios:
   Net assets at end of period
    (000's).......................  $635,823 $363,001 $282,700 $144,692 $54,183
   Operating expenses to average
    net assets....................     0.32%    0.33%    0.32%    0.25%   0.24%
   Net investment income to aver-
    age net assets................     2.22%    2.51%    2.51%    2.74%   2.98%
   Portfolio turnover (1).........     6.35%    6.66%   13.99%   17.54%   1.18%

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 amounted to $176,294,937 and $30,311,462, respectively.
 See Notes to Financial Statements.

                                     MSF-39

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        INTERNATIONAL STOCK PORTFOLIO
                            -----------------------------------------------------
                                                                 FOR THE PERIOD
                                  YEAR ENDED DECEMBER 31,          MAY 1, 1991
                            -----------------------------------        TO
                              1995     1994     1993     1992   DECEMBER 31, 1991
                                             ------------------------------------
---------------------------------------------------------------------------------
  NET ASSET VALUE: Begin-
   ning of period.........   $12.30   $12.33    $8.63   $9.71       $10.00
---------------------------------------------------------------------------------
  Investment Operations:
   Net investment income..      .03      .08      .02     .05          .05
   Net realized and
    unrealized gain
    (loss)................      .07      .54     4.52   (1.04)        (.20)
                            -------- -------- -------- --------     --------
     Total From Investment
      Operations..........      .10      .62     4.54    (.99)        (.15)
                            -------- -------- -------- --------     --------
  Less Distributions:
   Dividends from net in-
    vestment income.......     (.04)      --     (.26)   (.09)        (.14)
   Distributions from net
    realized capital
    gains.................     (.07)    (.65)    (.58)      --           --
                            -------- -------- -------- --------     --------
     Total Distributions..     (.11)    (.65)    (.84)   (.09)        (.14)
                            -------- -------- -------- --------     --------
---------------------------------------------------------------------------------
  NET ASSET VALUE: End of
   period.................   $12.29   $12.30   $12.33   $8.63        $9.71
---------------------------------------------------------------------------------
   Total Return...........     0.84%    5.08%   47.76% (10.21)%      (1.55)%
  Supplemental
   Data/Significant Ra-
   tios:
   Net assets at end of
    period (000's)........  $297,461 $272,952 $120,781  $18,998      $10,809
   Net expenses to average
    net assets (Note 3)...     1.01%    1.04%    1.14%   0.97%        0.97% (2)
   Operating expenses to
    average net assets be-
    fore voluntary expense
    reimbursements (Note
    3)....................       N/A      N/A    1.15%      N/A          N/A
   Net investment income
    to average net as-
    sets..................     0.21%    0.08%    0.15%   0.89%        1.01% (2)
   Net investment income
    to average net assets
    before voluntary ex-
    pense reimbursements
    (Note 3)..............       N/A      N/A    0.15%      N/A          N/A
   Portfolio turnover
    (1)...................    86.24%   65.84%   88.90%  65.09%       29.41%

--------------------------------------------------------------------------------
 Notes:
 Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
 (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 amounted to $229,872,910 and $261,521,471, respectively.
 (2) Ratios have been determined on annualized operating results for the period. Twelve-months results may be different.
 See Notes to Financial Statements.

                                     MSF-40

METROPOLITAN SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995

-------------------------------------------------------------------------------
          The Metropolitan Series Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940 as a diversified open end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
1. SIGNIFICANT
   ACCOUNTING
   POLICIES
          ---------------------------------------------------------------------
       A. INVESTMENT SECURITY VALUATION: Portfolio securities that are traded on stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. Portfolio securities that are traded in both the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. The estimated fair value of equity and debt investments are based on the quoted market price as of December 31, 1995. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose. The market values of foreign securities are recorded after translation to U.S. dollars, based on the exchange rate at the end of the period.

          Short-term debt securities in all Portfolios, except the Money
          Market Portfolio, with sixty days or less remaining to maturity are valued at amortized cost, which approximates fair value. Short-term investments in these Portfolios maturing more than sixty days from the valuation date are valued at fair value based on the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Portfolio securities in the Money Market Portfolio are valued at amortized cost, which approximates fair value.
          ---------------------------------------------------------------------
       B. INVESTMENT SECURITY TRANSACTIONS: Security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred.
          Realized gains and losses are determined on the identified cost basis. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses are determined on the identified cost basis. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.
          ---------------------------------------------------------------------
       C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. At December 31, 1995, the Income
          Portfolio had available for federal income tax purposes an unused capital loss carryover of approximately $4,800,000 which will expire on December 31, 2002.
          ---------------------------------------------------------------------
       D. RETURN OF CAPITAL DISTRIBUTIONS: The Fund distributes all of its taxable income, both net realized gains and net investment income, to shareholders. Effective January 1, 1994 the Fund adopted
          Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of
          Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
          ---------------------------------------------------------------------
       E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date.
          The Fund may enter into forward foreign currency exchange contracts to hedge security transactions or holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or cancelled.
          ---------------------------------------------------------------------
       F. ESTIMATES AND ASSUMPTIONS: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
-------------------------------------------------------------------------------
2. RESTRICTED
   AND
   ILLIQUID
   SECURITIES
          The Income Portfolio holds two securities, the Diversified Portfolio holds two securities, and the Aggressive Growth Portfolio holds three securities that were purchased in private placement transactions. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. The sale of these securities may involve lengthy negotiations and additional expenses. These constraints may affect the security's marketability, and therefore hinder prompt disposal at an acceptable price. The Fund intends to invest no more than 15% of net assets in illiquid and restricted securities, except for the Money Market Portfolio where the restriction is 10% of net assets. Restricted securities (including Rule 144A issues) held at December 31, 1995 are footnoted at the end of each applicable Portfolio's schedule of investments.
-------------------------------------------------------------------------------

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

-------------------------------------------------------------------------------
          The Fund has entered into investment management agreements with Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of 0.25% of the average daily value of the aggregate net assets of each of the Portfolios except the Aggressive Growth Portfolio and the International Stock Portfolio; and 0.75% of the average daily value of the aggregrate net assets of the Aggressive Growth Portfolio and the International Stock Portfolio. The Fund and Metropolitan Life have entered into sub-investment management agreements with State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of Metropolitan Life. The agreements provide for the compensation to State Street Research for the management of the Growth, Income, Diversified, and Aggressive Growth Portfolios. The Fund and Metropolitan Life have entered into a separate sub-investment management agreement with GFM International Investors Limited ("GFM"), a subsidiary of
          Metropolitan Life, for the International Stock Portfolio. This agreement provides for the compensation to GFM for the management of the International Stock Portfolio.
3. EXPENSES

          Prior to May 16, 1993, Metropolitan Life was obligated to pay all expenses of each Portfolio of the Fund other than the investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and any other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto). Since that date, the Fund has been obligated to pay all of its own expenses. However, Metropolitan Life reserves the right, in its sole discretion, to pay all or a portion of the expenses of the Fund or any of its Portfolios, and to terminate such voluntary payment at any time upon notice to the Board of Directors and shareholders of the Fund.
-------------------------------------------------------------------------------
4. NET
   UNREALIZED
   APPRECIATION
   (DEPRECIATION)
          As of December 31, 1995, gross unrealized appreciation and depreciation of investments were as follows:

                                                                            AGGRESSIVE      STOCK      INTERNATIONAL
                                    GROWTH        INCOME     DIVERSIFIED      GROWTH        INDEX          STOCK
                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                 ------------  ------------  ------------  ------------  ------------  -------------
        Gross Unrealized
         Appreciation........... $243,957,065   $15,654,349  $155,713,435  $161,800,842  $156,142,805   $27,656,024
        Gross Unrealized
         (Depreciation).........  (15,413,770)   (1,305,441)  (13,052,959)  (20,574,247)   (8,727,902)  (29,855,920)
                                 ------------  ------------  ------------  ------------  ------------  ------------
        Net Unrealized
         Appreciation
         (Depreciation) of
         investments *.......... $228,543,295   $14,348,908  $142,660,476  $141,226,595  $147,414,903   ($2,199,896)
                                 ============  ============  ============  ============  ============  ============
        Aggregate Cost of
         Securities (including
         short-term
         securities)............ $867,783,969  $331,561,431  $968,287,170  $789,430,230  $490,507,254  $223,982,910
                                 ============  ============  ============  ============  ============  ============

          *Does not include unrealized gain of $176,154 for the Income Portfolio, unrealized gain of $221,303 for the Diversified
          Portfolio, and unrealized (loss) of ($4,226,684) for the International Stock Portfolio related to foreign currency translation (see Note 7.)
-------------------------------------------------------------------------------

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

-------------------------------------------------------------------------------
          At December 31, 1995, there were 1,000,000,000 shares of $0.01 par value common stock authorized for the Fund. The shares of common stock are divided into seven series: Growth Portfolio, Income Portfolio, Money Market Portfolio, Diversified Portfolio, Aggressive Growth Portfolio, Stock Index Portfolio, and International Stock Portfolio.
5. CAPITAL
   STOCK
   ACTIVITY

           Transaction in shares were as follows:

                                                       FOR THE YEAR ENDED DECEMBER 31, 1995
                                  ------------------------------------------------------------------------------------
                                                           MONEY                  AGGRESSIVE    STOCK    INTERNATIONAL
                                   GROWTH      INCOME      MARKET    DIVERSIFIED    GROWTH      INDEX        STOCK
                                  PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
                                  ---------  ----------  ----------  -----------  ----------  ---------  -------------
        Shares sold.............  3,995,252   3,424,849   2,020,415   4,105,431    7,831,991  7,780,504    3,922,512
        Shares issued to
         shareholders in
         reinvestment of
         dividends..............  1,993,094   1,749,670     215,689   4,396,902    3,482,172    758,045      217,469
                                  ---------  ----------  ----------  ----------   ----------  ---------   ----------
         Total..................  5,988,346   5,174,519   2,236,104   8,502,333   11,314,163  8,538,549    4,139,981
        Shares redeemed.........   (492,914) (2,039,460) (2,175,933) (5,238,484)    (996,028)  (452,967)  (2,129,704)
                                  ---------  ----------  ----------  ----------   ----------  ---------   ----------
        Net increase............  5,495,432   3,135,059      60,171   3,263,849   10,318,135  8,085,582    2,010,277
                                  =========  ==========  ==========  ==========   ==========  =========   ==========

                                                       FOR THE YEAR ENDED DECEMBER 31, 1994
                                  ------------------------------------------------------------------------------------
                                                           MONEY                  AGGRESSIVE    STOCK    INTERNATIONAL
                                   GROWTH      INCOME      MARKET    DIVERSIFIED    GROWTH      INDEX        STOCK
                                  PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
                                  ---------  ----------  ----------  -----------  ----------  ---------  -------------
        Shares sold.............  6,142,486   2,506,649   1,318,284  12,381,148   10,182,836  6,141,029   12,546,614
        Shares substituted......        --          --          --    2,897,145          --         --           --
        Shares issued to
         shareholders in
         reinvestment of
         dividends..............  1,063,713   1,746,162     142,715   2,688,247       65,358    932,960    1,105,341
                                  ---------  ----------  ----------  ----------   ----------  ---------   ----------
         Total..................  7,206,199   4,252,811   1,460,999  17,966,540   10,248,194  7,073,989   13,651,955
        Shares redeemed.........   (507,209) (3,728,706) (1,875,018) (2,945,594)    (703,360)  (747,005)  (1,253,398)
                                  ---------  ----------  ----------  ----------   ----------  ---------   ----------
        Net increase
         (decrease).............  6,698,990     524,105    (414,019) 15,020,946    9,544,834  6,326,984   12,398,557
                                  =========  ==========  ==========  ==========   ==========  =========   ==========

-------------------------------------------------------------------------------
6. DIVIDEND
   DISTRIBUTIONS
          The Fund distributes, at least annually, substantially all net investment income, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the
          Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio or Portfolios to which such gains are attributable.
-------------------------------------------------------------------------------
7. FOREIGN
   CURRENCY
   TRANSLATIONS
          The fair value of foreign currency contracts is the amount at which they could be settled based on exchange rates obtained from dealers. As of December 31, 1995 the Income Portfolio experienced an unrealized net gain of $181,720 based on the following foreign currency exchange contracts outstanding:

                                                   VALUATION
                                                     AS OF       UNREALIZED
                           EXPIRATION  CONTRACT   DECEMBER 31,  APPRECIATION
        SOLD                  DATE      AMOUNT        1995     (DEPRECIATION)
        ----               ---------- ----------- ------------ --------------
        Australian Dollar   2/16/96    $5,053,902  $5,015,438      $38,464
        Canadian Dollar     1/24/96       883,468     872,233       11,235
        Canadian Dollar     2/16/96       914,224     908,052        6,172
        Danish Kroner       1/24/96     3,785,688   3,727,822       57,866
        Danish Kroner       2/16/96     5,488,051   5,424,716       63,335
        French Franc        1/24/96     4,696,569   4,762,449      (65,880)
        German Mark         2/16/96     4,290,780   4,228,111       62,669
        Italian Lira        2/16/96       769,102     774,359       (5,257)
        Pound Sterling      2/16/96     2,109,004   2,069,564       39,440
        Spanish Peseta      2/16/96     1,461,038   1,476,929      (15,891)
                                      ----------- -----------     --------
                                      $29,451,826 $29,259,673     $192,153
                                      =========== ===========     ========
        PURCHASED
        ---------
        Danish Kroner       1/24/96      $990,198    $979,488     ($10,710)
        French Franc        1/24/96       191,807     192,084          277
                                      ----------- -----------     --------
                                       $1,182,005  $1,171,572     ($10,433)
                                      =========== ===========     ========
        Net unrealized appreciation..........................     $181,720
                                                                  ========

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 - (CONCLUDED)

-------------------------------------------------------------------------------

          The Income Portfolio had unrealized translation losses on foreign currency receivables and payables as follows:

        Unrealized translation
         (loss):
         Interest Receivables             ($4,507)
         Interest Reclaim
          Receivable                          (62)
         Tax Expense Payables                (997)
                                          -------
         Net unrealized translation
          (loss)                          ($5,566)
                                          =======

          As of December 31, 1995 the Diversified Portfolio experienced an unrealized net gain of $227,542 based on the following foreign currency exchange contracts outstanding:

                                                  VALUATION
                                                    AS OF       UNREALIZED
                           EXPIRATION  CONTRACT  DECEMBER 31,  APPRECIATION
        SOLD                  DATE      AMOUNT       1995     (DEPRECIATION)
        ----               ---------- ---------- ------------ --------------
        Australian Dollar   2/16/96   $7,289,478  $7,234,176      $55,302
        Canadian Dollar     1/24/96      488,536     482,324        6,212
        Canadian Dollar     2/16/96    2,263,790   2,250,992       12,798
        Danish Kroner       1/24/96    1,793,924   1,766,503       27,421
        Danish Kroner       2/16/96   11,050,114  10,927,566      122,548
        French Franc        1/24/96    6,404,351   6,493,366      (89,015)
        German Mark         2/16/96    5,897,163   5,811,032       86,131
        Italian Lira        2/16/96    1,589,478   1,600,342      (10,864)
        Pound Sterling      2/16/96    3,439,138   3,375,179       63,959
        Spanish Peseta      2/16/96    1,914,427   1,935,933      (21,506)
                                      ----------  ----------     --------
                                      42,130,399  41,877,413      252,986
                                      ==========  ==========     ========
        PURCHASED
        ---------
        Danish Kroner       1/24/96     $990,198    $979,488     ($10,710)
        Danish Kroner       2/16/96   $1,007,012    $991,759     ($15,253)
        French Franc        1/24/96      402,341     402,922          581
        Pound Sterling      2/16/96      713,598     713,536          (62)
                                      ----------  ----------     --------
                                      $3,113,149  $3,087,705     ($25,444)
                                      ==========  ==========     ========
        Net unrealized appreciation.........................     $227,542
                                                                 ========

          The Diversified Portfolio had unrealized translation losses on foreign currency receivables and payables as follows:

        Unrealized translation
         (loss):
         Interest Receivables             ($5,039)
         Tax Expense Payables                 (98)
         Tax Reclaim Receivables           (1,102)
                                          -------
         Net unrealized translation
          (loss)                          ($6,239)
                                          =======

          The International Stock Portfolio had unrealized translation gains and losses on foreign currency receivables and payables as follows:

        Unrealized translation
         (loss):
         Dividend Receivable               ($504)
         Dividend Reclaim
          Receivable                      15,739
         Interest Receivables               (170)
         Interest Reclaim
          Receivable                         193
         Purchase Payables                60,695
         Sales Receivables                   463
         Tax Expense Payables                131
         Cash Denominated in
          Foreign Currencies          (4,303,231)
                                     -----------
         Net unrealized
          translation (loss)         ($4,226,684)
                                     ===========

-------------------------------------------------------------------------------
          On June 1, 1994, all shareholders of the GNMA and Equity Income Portfolios redeemed their shares and purchased shares of equal aggregate value in the Diversified Portfolio. This was in accordance with the portfolio substitutions initiated by the shareholders of the Fund, whereby on June 1, 1994 the Diversified Portfolio was substituted as an investment vehicle for GNMA and Equity Income Portfolio shareholders. As a result of the substitutions, the net assets in the Diversified Portfolio increased by $40,960,412, while the capital stock increased by 2,897,145 shares. The substitutions were tax-free.
8. PORTFOLIO
   SUBSTITUTIONS
-------------------------------------------------------------------------------

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------
AS OF FEBRUARY 23, 1996

JEFFREY J. HODGMAN--Chairman of the Board, President, Chief Executive Officer
              and Director
STEVE A. GARBAN--Director
MALCOLM T. HOPKINS--Director
ROBERT A. LAWRENCE--Director
DEAN O. MORTON--Director
MICHAEL S. SCOTT MORTON--Director
JOHN H. TWEEDIE--Director

ALBERT ROSENTHAL--Vice-President and Chief Operating Officer
LAWRENCE A. VRANKA--Vice-President
JOSEPH M. PANETTA--Treasurer
RONALD ZITO--Controller
CHRISTOPHER P. NICHOLAS--Secretary

--------------------------------------------------------------------------------
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